UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

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Soliciting Material Pursuant to §240.14a-12

American Physicians Service Group, Inc.

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2

1301 Capital of Texas Highway, Suite C-300

Austin, Texas  78746

NOTICE OF 2008 ANNUAL MEETING OF SHAREHOLDERS

To Be Held June 12, 2008

To Our Shareholders:

You are cordially invited to attend our 2008 Annual Meeting of Shareholders to be held at our offices, located at 1301 Capital of Texas Hwy, Suite C-300, Austin, Texas 78746, on Thursday, June 12, 2008 at 8:30 a.m., Austin, Texas time, for the following purposes:

(a)

To elect eight directors to serve on our board of directors;

(b)

To approve an amendment to the 2005 Incentive and Non-Qualified Stock Option Plan (the “2005 Stock Option Plan”);

(c)

To approve an amendment to the American Physicians Service Group, Inc. Affiliated Group Deferred Compensation Master Plan (the “Deferred Compensation Plan”); and

(d)

To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

The 2007 proxy statement contains information regarding, and a more complete description of, the items of business to be considered at the meeting. Only shareholders of record of our common and preferred stock at the close of business on April 18, 2008 are entitled to notice of, and to vote at, the meeting or any adjournment(s) thereof.

We are pleased to take advantage of new U.S. Securities and Exchange Commission rules that allow companies to furnish their proxy materials over the Internet. As a result, we are mailing to our shareholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of this proxy statement and our 2007 Annual Report on Form 10-K filed with the SEC on March 13, 2008. The Notice contains instructions on how to access those documents over the Internet. The Notice also contains instructions on how to request a paper copy of the proxy materials, including this proxy statement, our 2007 Annual Report and a form of proxy card or voting instructions card. All shareholders who do not receive a Notice will receive a paper copy of the proxy materials by mail. We believe this new process will allow us to provide our shareholders with the information they need in a timely manner, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials.

Your vote is important and we urge you to attend the meeting. Whether or not you plan to attend the meeting, we hope that you will vote as soon as possible. You may vote your shares over the Internet at www.proxyvote.com or via a toll-free number at (800) 690-6903. If you requested and received a paper copy of a proxy card or voting instruction by mail, you may submit your proxy card or voting instruction card for the meeting by completing, signing, dating and returning your proxy card in the envelope provided.   If you attend the meeting, you may vote in person, if you wish, even if you have already returned a proxy card or voting instruction card provided you revoke your proxy any time before it is exercised in the manner described in the proxy statement.

By Order of our board of directors

/s/ W. H. HAYES

W. H. HAYES

Secretary

Austin, Texas

May 3, 2008

3

AMERICAN PHYSICIANS SERVICE GROUP, INC.

1301 Capital of Texas Highway, Suite C-300

Austin, Texas  78746

PROXY STATEMENT

for

2008 ANNUAL MEETING OF SHAREHOLDERS

To Be Held June 12, 2008

Our board of directors hereby solicits your proxy for use at our 2008 Annual Meeting of Shareholders to be held at our offices, located at 1301 Capitol of Texas Hwy, Suite C-300, Austin, Texas 78746, on Thursday, June 12, 2008 at 8:30 a.m., Austin, Texas time, and any adjournment(s) thereof.  This solicitation may be made in person or by mail, telephone, or telecopy by our directors, officers, and employees, who will receive no extra compensation for participating in this solicitation.  In addition, we will reimburse banks, brokerage firms, and other fiduciaries for forwarding solicitation materials to the beneficial owners of our common stock held of record by such persons.  We will pay the entire cost of this solicitation.

We are pleased to take advantage of new rules of the U.S. Securities and Exchange Commission (the “SEC”) that allow companies to furnish their proxy materials over the Internet. As a result, we are mailing to most of our stockholders a Notice of Internet Availability of Proxy Materials (the "Notice") instead of a paper copy of this proxy statement and our 2007 Annual Report. The Notice contains instructions on how to access those documents over the Internet. The Notice also contains instructions on how to request a paper copy of our proxy materials, including this proxy statement, our 2007 Annual Report and a form of proxy card or voting instruction card. The proxy materials are being distributed and made available on or about May 2, 2008.  This proxy statement contains important information for you to consider when deciding how to vote on the matters presented before this meeting. Please read it carefully.

References in this report to “we”, “us”, “our”, and the “Company” mean American Physicians Service Group, Inc.

OUTSTANDING COMMON STOCK

Only shareholders of record at the close of business on April 18, 2008 are entitled to notice of, and to vote at, the meeting and any adjournment(s) thereof.  At April 18, 2008, we had outstanding and entitled to vote 7,015,210 shares of our common stock and 9,173 shares of our preferred stock.

QUORUM; VOTING

The presence, in person or by proxy, of the holders of a majority of the combined outstanding shares of our common and preferred stock is necessary to constitute a quorum at the meeting.  Abstentions and “broker non-votes” (i.e., shares held by brokers or nominees that are represented at the meeting but with respect to which they have no discretionary power to vote on a particular matter and have received no instructions from the beneficial owners thereof or persons entitled to vote thereon) will be counted in determining whether a quorum is present at the meeting.  If a quorum is not present or represented at the meeting, the shareholders entitled to vote thereat, present in person or represented by proxy, have the power to adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present or represented.  At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally notified.

On all matters (including election of directors) submitted to a vote of the shareholders at the meeting or any adjournment(s) thereof, each holder of our common and preferred stock will be entitled to one vote for each share of our common and preferred stock owned of record by such shareholder at the close of business on April 18, 2008.  Our common and preferred shares are voted together as a single class.  Cumulative voting is not permitted in the election of our directors.

Proxies in the accompanying form that are properly executed and returned and that are not revoked will be voted at the meeting and any adjournment(s) thereof and will be voted in accordance with the instructions thereon.  Any proxy upon which no instructions have been indicated with respect to a specified matter will be voted according to the recommendations of our board of directors, which are contained in this proxy statement.  Our board of directors knows of no matters, other than those presented in this proxy statement, to be presented for consideration at the meeting.  If, however, other matters properly come before the meeting or any adjournment(s) thereof, the persons named in the accompanying proxy will vote such proxy in accordance with their judgment on any such matters.  The persons named in the accompanying proxy may also, if they believe it advisable, vote such proxy to adjourn the meeting from time to time.

Each matter submitted to the shareholders requires the affirmative vote of a majority of the shares entitled to vote and present in person or by proxy.  Abstentions and broker non-votes shall not be counted as a vote for or against any proposal.

REVOCATION OF PROXY

You have the power to revoke your proxy at any time before the shares it represents are voted.  A revocation will be effective upon receipt, at any time before the meeting is called to order, by our Secretary of either (a) an instrument revoking your proxy or (b) a proxy duly executed by you bearing a later date than the preceding proxy.  Additionally, you may change or revoke a previously executed proxy by voting in person at the meeting.

PROPOSAL I --ELECTION OF DIRECTORS

General

Pursuant to our bylaws, our board of directors has, by resolution, fixed the number of directors at eight, and eight directors will be elected.  All nominees will be elected to hold office until our next annual meeting of shareholders and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal.

Should any nominee for director become unwilling or unable to accept nomination or election, the proxies will be voted for the election, in his or her stead, of such other persons as our board of directors may recommend or our board of directors may reduce the number of directors to be elected.  We have no reason to believe that any nominee named below will be unwilling or unable to serve.

Nominees

Name	Age	Director of Company Since
Norris C. Knight, Jr., M.D.	72	2007
Timothy L. LaFrey	52	2007
Lew N. Little, Jr.	51	2005
Jackie Majors	74	2003
William J. Peche, M.D.	71	2007
William A. Searles	65	1989
Kenneth S. Shifrin	59	1987
Cheryl Williams	56	2003

Dr. Knight has been a director since April 2007.  He has been a member of the board of directors of American Physicians Insurance Company, or API (formerly known as American Physicians Insurance Exchange, or APIE), since 1978. He has served as chairman of the API board of directors from 1998 to 2004 and again since 2005.  Dr. Knight has been in the private practice of orthopedic surgery since 1965 in Texarkana, Texas.  He is a member of the Texas Orthopedic Association, American College of Surgeons, American Academy of Orthopedic Surgery, and certified by the American Board of Orthopedic Surgeons.  Dr. Knight is a staff member of Christus St. Michael’s Health System and Wadley Regional Medical Center in Texarkana.

Mr. LaFrey has been our president and chief operating officer as well as a director since April 2007. He previously served as a partner of the Austin office of Akin Gump Strauss Hauer & Feld LLP from April 1997 until April 2007, where his law practice focused on corporate governance, mergers and acquisitions, and debt and equity financings. Mr. LaFrey has extensive experience in the insurance, healthcare, technology and financial services industries. Prior to becoming an attorney in 1986, Mr. LaFrey, who also is a certified public accountant, was in the audit practice of KPMG Peat Marwick in Austin. He maintains memberships in the American Bar Association, The State Bar of Texas and the Travis County Bar Association. He also is a member of The American Institute of Certified Public Accountants, and the Texas Society of Certified Public Accountants, and is a member of the board of trustees of the Seton Healthcare System.

Mr. Little has been a director since 2005. He has been chief executive officer of Harden Healthcare, LLC, an owner and operator of skilled nursing facilities, assisted living facilities, home health, hospice, pharmacy and therapy companies, since December 2001.  Mr. Little was president of Capstar Partners, LLC, a private investment company, from February 2000 until joining Harden Healthcare.  Prior to his association with Capstar, Mr. Little spent 18 years in the banking industry, most recently as president of Bank of America in Austin, Texas.

Mr. Majors has been a director since March 2003.  He previously served on our board of directors from 1989 through 1993.  Mr. Majors was a director and president of Prime Medical Services, Inc., (now HealthTronics, Inc.), a national urology company, and  from 1989 until his retirement in 1996.  He was an independent business consultant from 1986 to 1989 and our vice president-merger and acquisitions from 1984 to 1986.

Dr. Peche has been a director since April 2007. He is a founder of API and has served as a member of its board  of directors  since its formation in 1975.  He served as chairman of API’s board of directors from 1992 to 1995 and as vice chairman from 1997 to 2001 and from 2005 to 2007. Dr. Peche is in private practice in San Antonio, Texas, with a specialty in obstetrics and gynecology.  He has served as chairman of the Obstetrics and Gynecology department at Santa Rosa General Hospital and North Central Baptist Hospital.    He is a member of the Bexar County Medical Society, Texas Medical Association and San Antonio Ob-Gyn Society.

Mr. Searles has been a director since 1989.  He has been an independent business consultant since 1989.  Before then, he spent 25 years with various Wall Street firms, the last ten years of which were with Bear Stearns (an investment banking firm) as an associate director/limited partner.  He has served as chairman of the board of APS Investment Services, Inc., a wholly-owned subsidiary of ours since May 1998.

Mr. Shifrin has been the chairman of our board of directors since March 1990.  He has been our chief executive officer since March 1989 and he was our president from March 1989 until April 2007. He was also our chief operating officer from June 1987 to February 1989.  He has been a director since February 1987.  From February 1985 until June 1987, Mr. Shifrin served as our senior vice president – finance and treasurer.  Mr. Shifrin is also a director of HealthTronics, Inc., a national urology company.  He was vice chairman of HealthTronics from November 2004 to March 2006, and served as the chairman of the board of Prime Medical Services, inc. from 1989 until its merger into HealthTronics in 2004.  He has also served as a director of Financial Industries Corporation a provider of life insurance and annuity products, since June 2003.  Mr. Shifrin is a member of the World Presidents Organization.

Ms. Williams has been a director of ours since December 2003.  She has been a private investor and business consultant since 2002.  She was Chief Financial Officer of Prime Medical Services, Inc. from 1989 to 2002.  Prior to that she held finance and accounting positions in the data processing and aircraft industries.

The Board recommends that you vote FOR each nominee for director.

Certain Additional Information Concerning Our Board of Directors

No family relationships exist among our officers or directors.  Except as indicated above with respect to HealthTronics and FIC, no director is a director of any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

Our board of directors held seven meetings during 2007, and each director attended at least 75% of (a) the total number of our board meetings held during 2007 (or, if shorter, during the period he or she served as a director) and (b) the total number of meetings held by all committees of the board on which he or she served during 2007 (or, if shorter, during the period he or she served as a director). It is the policy of our board of directors to hold an executive session without the presence of management at each board meeting.

CORPORATE GOVERNANCE

General

There are currently eight members of our board of directors, including five directors who the board has determined to be independent under Rule 4200(a) (15) of the NASDAQ Marketplace Rules.

Our board of directors has an audit committee, a compensation committee and a nominating committee.  Our board of directors has adopted a written charter for each of these committees.

Board Meetings

In regard to directors’ attendance at annual shareholders meetings, although we do not have a formal policy regarding such attendance, our board of directors encourages all board members to attend such meetings, but such attendance is not mandatory.  All of our board members attended the 2007 annual shareholders’ meeting.  In addition, our board of directors holds its regular annual meeting immediately following the annual shareholders’ meeting.

Audit Committee

Our board of directors has an audit committee that, during 2007, consisted of four directors, Dr. Knight, Mr. Little, Mr. Majors and Ms. Williams. The chairperson of the committee is Ms. Williams. Our board has determined that the committee members are “independent” as defined in Rule 4200(a) (15) of the NASDAQ Marketplace Rules.  In addition, our board has determined that the committee members meet the independence standards set forth in Rule 10A-3(b) (1) of the Exchange Act.  Our board has further determined that Ms. Williams is an “audit committee financial expert” as such term is defined in Item 401(h) of Regulation S-K promulgated by the SEC.  The audit committee held seven meetings during 2007. Each member of the committee attended all meetings. The audit committee meets with our independent auditors, reviews our financial statements, and selects our independent auditors for each fiscal year.

The audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent auditors.  Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget.  The audit committee has delegated pre-approval authority to Ms. Williams when expedition of services is necessary.

Compensation Committee

Our board of directors has a compensation committee, which in 2007 consisted of three directors, Mr. Little, Mr. Majors and Ms. Williams, all of whom are “independent” directors as defined in Rule 4200(a) (15) of the NASDAQ Marketplace Rules.  The chairperson of the committee is Mr. Majors.  The compensation committee held nine meetings during 2007, with all members attending each meeting.  The compensation committee recommends to the board the compensation of our executive officers and directors.

Nominating Committee

Our board of directors has a nominating committee that assists the board in identifying qualified individuals to become directors.  During 2007 the committee consisted of three members, Mr. Majors, Dr. Peche and Ms. Williams, all of whom are “independent” directors as defined in Rule 4200(a) (15) of the NASDAQ Marketplace Rules. The chairperson of the committee is Mr. Majors.  The nominating committee held one meeting in 2007, which all members attended.

The nominating committee identifies nominees by first evaluating the current members of the board who are willing to continue in service.  Current members of the board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the board with that of obtaining a new perspective.  If any member of the board does not wish to continue in service or if the nominating committee decides not to recommend a member for re-election, the nominating committee will identify the desired skills and experience of a new nominee in light of the criteria below.  Research may be performed to identify qualified individuals.  To date, the nominating committee has not engaged third parties to identify or evaluate or assist in identifying potential nominees, although it may do so in the future if it considers doing so necessary or desirable.

The consideration of any candidate for service on our board is based on the nominating committee’s assessment of the candidate’s professional and personal experiences and expertise relevant to our operations and goals.  The committee evaluates each candidate on his or her ability to devote sufficient time to board activities to effectively carry out the work of the board.  The ability to contribute positively to the existing collaborative culture among board members is also considered by the committee.  In addition, the committee considers the composition of the board as a whole, the status of the nominee as “independent” under the NASDAQ’s Marketplace Rules and the rules and regulations of the SEC, and the nominee’s industry and business experience and knowledge.  Other than the foregoing, there are no stated minimum criteria for director nominees, although the nominating committee may also consider such other factors as it may deem are in our and our shareholders’ best interests.

After completing its evaluation, the nominating committee makes a recommendation to the full board of directors as to the persons who should be nominated by the board, and the board determines the nominees after considering the recommendation and report of the nominating committee.

The nominating committee will consider director candidates recommended by our shareholders.  The nominating committee intends to assess such candidates in the same manner as other nominees, as described above.  To recommend a prospective nominee for the nominating committee’s consideration, shareholders should submit in writing the candidate’s name and qualifications, and otherwise comply with our bylaws’ requirements for shareholder nominations, which are described under “Shareholder Proposals” below, to:

American Physicians Service Group, Inc.

Corporate Secretary

1301 Capital of Texas Hwy, Suite C-300

Austin, TX 78746

A copy of the nominating committee’s charter is available on our web site at http://www.amph.com.  The contents of this web site are not incorporated by reference and the web site address provided in this proxy statement is intended to be an inactive textual reference only.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serves, or has served during the past fiscal year, as a member of the board of directors or compensation committee of any other company that has one or more executives serving as a member of our board of directors or compensation committee.

Shareholder Communications with the Board of Directors

Shareholders who wish to communicate with the board of directors or with a particular director may send a letter to the Corporate Secretary at our principal executive offices, at 1301 Capital of Texas Hwy, Suite C-300, Austin, Texas 78746. The mailing envelop should contain a clear notation indicating that the enclosed letter is a “Shareholder-Board Communication.” All such letters should identify the author as a shareholder and clearly state whether the intended recipients are all members of the board or just certain specified individual directors.

Following receipt of the communication the secretary will:

a.

Filter out obscene or otherwise inappropriate materials, unsolicited advertising material, mass mailings, spam and unsolicited newsletters, newspapers, books and publications.

b.

Direct to Company personnel routine questions, complaints, comments, invoices/statements and related communications, surveys and questionnaires, and requests for business contacts or referrals that can be appropriately addressed by management. The secretary will provide a copy of the original communication to the chairman of the audit committee and advise him or her of any action taken with respect to the communication.

c.

Create a log of all communications, except for those excluded under a. above, and will provide, quarterly, a copy of such log to the chairman of the audit committee for review. The secretary will also provide to any director, upon his or her request, a copy of the log.

d.

Forward all communication not covered in a. or b. above to the whole board, or any particular committee or individual member, as requested in the communication.

e.

Maintain a file of all communications, which shall be kept in accordance with the Company’s record retention policy. The secretary will provide to any director upon request a copy of any filed communication.

Code of Business Conduct and Ethics

We have established a Code of Business Conduct and Ethics (the “Code”) for our chief executive officer, senior finance officers, executive officers and all other employees.  A current copy of the Code is available on our web site at http://www.amph.com.  The contents of this web site are not incorporated by reference and the web site address provided in this proxy statement is intended to be an inactive textual reference only.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Introduction

We compensate our executive officers primarily through a combination of base salary, annual incentive plan compensation, long-term and deferred equity options and awards and perquisites. The executive compensation is designed to be competitive with that of comparable companies and to align executive performance with the long-term interests of our shareholders.

Our total compensation philosophy and objectives are designed to:

•

Provide competitive total compensation opportunities that will attract, retain and motivate high-performing executives;

•

Align the compensation plans to our business strategies;

•

Compensate competitively and equitably;

•

Motivate high-quality performance; and

•

Align the financial interests of our executives and shareholders through stock-based incentives.

Elements of Executive Compensation

Our executive compensation program is designed to reflect the philosophy and objectives we have described above. Our compensation committee evaluates individual executive performance with a goal of setting compensation at levels the committee believes are comparable with executives in other companies of similar size and similar industries while taking into account our relative performance and our own strategic goals. Senior executives evaluate and set salaries for junior executives using similar criteria, with specific approval required of the president for new hires and for salary changes to executives reporting directly to subsidiary presidents. We also consider the pay of each executive officer relative to each other executive officer and relative to other members of the management team. Generally, that means that greater responsibility for overall Company performance will result in greater pay. While specific performances within the segments may occasionally skew the results, we expect the chief executive officer, Mr. Shifrin, and the president, Mr. LaFrey, to be compensated more than the heads of the two operating divisions, Mr. Magids and Mr. Searles, and we expect these division heads to be compensated more than Mr. Zimmermann, Mr. Hayes and Mr. Solimine, who head support functions. We have designed the total compensation program to be consistent for our entire executive management team.

The compensation program consists of base salary, annual cash incentive compensation, stock option awards and deferred stock grants. Traditionally, base salary represents about 30-40%, and stock option awards and deferred stock grants represent about 10-20%, of compensation, with the rest consisting of cash incentive compensation. Our base salaries are designed to provide a part of a competitive total compensation package that will attract, retain and motivate high-performing executives. The incentive compensation program is designed to reinforce our pay for performance culture by making a significant portion of an executive’s compensation variable and based on Company, business unit and individual performance. The incentive compensation program also aligns compensation with our short-term business strategies. Our stock option awards along with our deferred stock grants are designed to reinforce our pay for performance culture, align the financial interests of our executives and shareholders, align compensation with our intermediate and long-term business strategies and provide a significant equity component as part of the total compensation package

Our compensation committee performs at least annually a review of our executive officers’ compensation to determine whether the compensation provides adequate incentives and motivation to our executive officers. In addition, on an annual basis, our compensation committee reviews and considers the individual performance of executives, the financial and operating performance of the divisions or departments managed by the executives, and our overall performance, and considers this information in making compensation decisions. In addition to any information specifically requested by the compensation committee, the chief executive officer provides the compensation committee with quantitative and qualitative information regarding his evaluation of company performance and on the specific performance of senior executives reporting directly to him. During the year, our compensation committee may consider compensation awards to executives for extraordinary performance. Historically, our compensation committee has performed this annual review in the first quarter of the year following the year reviewed, after audited financial results have been communicated.

Base Salaries. Base salaries for our executives are established based on the scope of their responsibilities. Management and our compensation committee collaborate to determine the base salary of new executive employees, with our compensation committee making the final determination. Generally, we believe that executive base salaries should be targeted near the median of the range of salaries for executives in similar positions with similar responsibilities at comparable companies, in line with our compensation philosophy. For each individual executive, we also consider our needs for that officer’s skill set, the contribution that the officer has made or we believe will make, whether the executive officer’s skill set is easily transferable to other potential employers and other factors. We fix executive base salaries at a level we believe enables us to hire and retain individuals in a competitive environment and to reward satisfactory individual performance and a satisfactory level of contribution to our overall business goals. While we are generally familiar with the base compensation that is payable by companies that we believe to be our competitors and by other private and public companies with which we believe we generally compete for executives and do consider this information when making compensation decisions, we have not felt it necessary to utilize the services of a compensation consultant or to do any formal benchmarking. Base salaries are then reviewed annually, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. In 2007, based on the above criteria, Mr. Shifrin’s base salary was increased by $50,000. Mr. Zimmermann received a $25,000 increase to his base salary and Mr. Hayes’ salary was reduced $40,000 to reflect the changes in their responsibilities. Mr. Solimine received an adjustment in his base salary of $5,000. No adjustments were made to the base salary of Mr. Magids or to the fee paid to Mr. Searles.

Annual Management (Non-Equity) Incentive Plan Compensation. Our executive officers and mid-level management are eligible to participate in our annual incentive compensation program whereby participants may receive a cash bonus each year. We established this annual non-equity incentive compensation program in order to emphasize pay for performance. We believe this program helps focus our executive officers’ efforts in driving operating results that create shareholder value. Annual incentive compensation awards are based on the actual achievement of certain company and business division performance goals, including the achievement of certain thresholds of financial performance and certain business initiatives aimed at improving future earnings, which are determined prior to or shortly after the beginning of each year. The goals are communicated to our executive officers and are set so that the attainment of the targets is not assured and requires significant effort by our executives.

Although performance objectives vary between our insurance services, financial services and corporate segments, executive incentive compensation awards for our executive officers and mid-level management in each segment are determined upon some combination of the following performance measures: revenue growth; pre-tax income; net earnings growth; earnings per share growth; stock price growth;; and return on capital. Additional incentive compensation may be awarded to our executive officers and mid-level management for successful completion of major projects, client development, personal development or similar-type accomplishments in which the employee played a major role. While we intend to tie individual performance to clearly articulated measures, it is necessary, and at times prudent, for management to use a certain degree of discretion in evaluating individual results. When establishing our threshold performance incentive objectives, the compensation committee reviews and discusses with both senior management and the full board of directors our business plan and its key underlying assumptions, expectations under then-existing and anticipated market conditions and the opportunity to generate shareholder value and then establishes the performance objectives for the year.

In 2007, as head of our insurance services segment, Mr. Magids’ performance incentives were based on the consolidated pre-tax income of APS Insurance Services, Inc. (which we refer to as Insurance Services) and its subsidiaries for that year. Mr. Magids’ performance incentive targets were based on an assumption that the pre-existing management agreement with APIE had remained in place and that the acquisition of API did not occur in April, 2007.  This model was adopted for 2007 by our compensation committee and board of directors because at the time incentive compensation goals were being established it was not clear whether, or when, the acquisition would occur in 2007. Under this model, if pre-tax income was greater than $1,200,000, calculated before his incentive compensation, Mr. Magids would receive an incentive equal to 10% of the pre-tax, pre-incentive income above $1,200,000. If pre-tax income, calculated before Mr. Magids’ incentive compensation, was greater than $2,750,000, Mr. Magids would receive an additional incentive equal to 5% of the pre-tax, pre-incentive income above $2,750,000. Mr. Magids was also eligible for an additional award equal to 5% of pre-tax, pre-incentive income of Insurance Services on a subjective basis. In 2007, total pre-tax, pre-incentive income of Insurance Services was $4,300,000 and as such, Mr. Magids’ incentive compensation was $217,410 in 2007.

With respect to our financial services operations, Mr. Searles, the chairman of APS Investment Services, Inc. (which, together with its subsidiaries, we refer to as Investment Services) and non-executive personnel participated in an incentive pool that began after Investment Services earned a minimum of a 30% return on capital for that year on a consolidated basis, including the financial results of its subsidiaries. After meeting this return on capital threshold, the total incentive pool was equal to approximately 31% of pre-tax, pre-incentive earnings for Investment Services. Mr. Searles received approximately 26% of this incentive pool. In 2007, pre-tax, pre-incentive income of Investment Services was $4,005,000 and its return on average invested capital was 152% and as such, Mr. Searles’ incentive compensation was $317,398 in 2007.

At the corporate level, Mr. Shifrin, Mr. Zimmermann, Mr. Hayes, Mr. LaFrey and Mr. Solimine participated in a corporate incentive plan based on the following operating performance and transactional criteria: completing the API acquisition; revising management incentive programs for 2008 to properly reflect the new corporate structure resulting from the API acquisition; developing an insurance services segment acquisition strategy; increasing pre-tax earnings, earnings per share and book value per share over 2006 levels; completing a secondary offering; and increasing our stock price over 2006 levels.  In 2007, the Company achieved a 554% increase in pre-tax earnings, a 275% increase in earnings per share, a 25% increase in stock price, and a 64% increase in book value per share, and all of the transactional objectives were accomplished The compensation committee then reviews the performance of the Company from a broad perspective, assesses the degree of accomplishments of the foregoing criteria and the relative contributions of each of the above officers and makes a recommendation of incentive awards to the board of directors reflective of short and long-term returns to shareholders.

Long-Term Incentives.  We believe our executives should have an ongoing stake in our success. We also believe that our executives should have a portion of their total compensation, historically 10-20%, tied to stock price performance because stock-related compensation is directly tied to shareholder value. Our long-term incentives are in the form of stock options and deferred stock grants and specific awards in 2007 are discussed below under “Stock Options” and “Deferred Stock Grants”. We use these incentives as a form of long-term compensation because we believe stock options and deferred stock grants more appropriately align the long-term incentive compensation with the creation of shareholder value by allowing the executives, in the case of stock options, to purchase the underlying common stock at the same price as the closing price per share on the date the option was granted.

•

Stock Options. Our board of directors reviews and approves stock option awards to executive officers based upon our compensation committee’s assessment of individual performance, a review of each executive’s existing long-term incentives, and retention considerations. In 2007, the Company granted options for 20,000 shares to Mr. Shifrin with a grant date fair value of $90,400, 20,000 shares to Mr. Zimmermann with a grant date fair value of $75,500, 15,000 shares to Mr. Hayes with a grant date fair value of $60,350, 105,000 shares to Mr. LaFrey with a grant date fair value of $444,150, 4,000 shares to Mr. Solimine, with a grant date fair value of $12,120, 10,000 shares to Mr. Magids, with a grant date fair value of $45,200, and 22,000 shares to Mr. Searles with a grant date fair value of $84,540. The vesting schedule for recent grants of stock options, determined by the compensation committee, traditionally has had options vest in two approximately equal annual installments beginning one year from the date of grant for directors and three approximately equal annual installments beginning one year from the date of grant for non-director employees. Stock options have historically been granted at about the same time that the year’s financial results are known. This has usually occurred in conjunction with a board meeting held late in the fourth quarter or early in the first quarter of the following year. Options have also historically been granted to directors upon their initial election to the board and to key employees upon their initial employment. The board considers whether material non-public information exists and does not grant options during such periods. Options are priced at the closing price on the date of grant.

•

Deferred Stock Grants. Key executives, including the named executives, may receive a portion of their incentive compensation, typically 0-5%, in the form of deferred grants of company common stock, with all deferred stock awards being determined by the compensation committee. Under our Deferred Compensation Plan shares are earned in the year of award. Payout of the shares is subject to a schedule wherein shares become eligible for payout over five years, in equal annual amounts, following the grant. Upon reaching age 60, participants are then entitled to receive the eligible shares and the shares that become eligible each year thereafter. In the event that a participant terminates employment or resigns and signs a non-competition agreement, all of the shares granted become eligible and will be paid out. In the event that a terminating participant does not sign a non-competition agreement or if a participant is terminated for cause, the participant will receive only the eligible shares and shares not yet eligible will be forfeited and allocated pro rata to the remaining participants. All shares granted are to be paid out in the event of the death or disability of the participant. In 2007, Mr. Shifrin received 23,000 shares, with an award date market value of $441,100, Mr. Zimmermann received 5,000 shares, with an award date market value of $86,800, Mr. Hayes received 4,000 shares, with an award date market value of $69,440, Mr. LaFrey received 7,032 shares, with a award date market value of $122,496, Mr. Magids received 10,000 shares, with an award date market value of $191,900, Mr. Solimine received 2,000 shares, with an award date market value of $35,000, and Mr. Searles received 2,000 shares, with an award date market value of $35,000.

Perquisites. Executive officers are eligible to participate in all of our employee benefit plans, such as medical, dental, group life, disability and accidental and dismemberment insurance and our 401 (k) plan, in each case on the same basis as other employees. Other perquisites, offered only to executive officers, include club dues and automobile allowances. Specifically, Mr. Shifrin, Mr. Zimmermann, Mr. LaFrey and Mr. Magids are reimbursed for club dues amounting to annual 2007 totals of $2,867, $5,689, $479 and $6,040 respectively. Mr. Shifrin also receives a car allowance of $350 per month ($4,200 annually). Finally, executive officers and other employees may seek reimbursement for business related expenses in accordance with our business expense reimbursement policy. We do not view perquisites as a significant element of our comprehensive compensation structure but do believe that they can be used in conjunction with a base salary and incentive compensation to attract, motivate and retain individuals in a competitive environment.

Federal Income Tax Consequences

Internal Revenue Code Section 162(m) (“Code Section 162(m)”) prohibits a public company from deducting executive compensation in excess of $1,000,000 paid in any year to its chief executive officer and to any of the four highest compensated executive officers required to be named in the summary compensation table in its proxy statement.  Executive compensation includes base salary, annual bonus, stock option exercises, transfers of property (e.g. stock awards) and benefits paid under non-qualified plans. Code Section 162(m) exempts “performance based compensation” from the limitation on the deduction for executive compensation provided it complies with various conditions described in Section 162(m) and the accompanying regulations.

The compensation committee retains the authority to authorize payments that may not be tax deductible. The compensation committee has concluded, and may conclude in the future, that it is appropriate to exceed the limitation on deductibility under Section 162(m) to ensure that executive officers are compensated in a manner that it believes to be consistent with the bests interest of the Company and its shareholders. In addition, the timing of stock option exercises or the payout of deferred stock cannot be predicted and may result in the compensation of any of our named executive officers in any given period to exceed the $1 million threshold. We do not believe the current effect of the limitation on deductibility is material to us or that further action to qualify compensation for deductibility is necessary at this time.

Compensation Committee Report

The compensation committee of the board of directors has reviewed the Compensation Discussion and Analysis and discussed that analysis with management. Based on its review and discussions with management, the committee recommended to our board of directors that the Compensation Discussion and Analysis be included in the Company's 2008 proxy statement. This report is provided by the following independent directors, who comprise the committee:

Jackie Majors, Chairperson	Lew N. Little, Jr.	Cheryl Williams

Executive Compensation Tables

Summary Compensation Table

Set forth below is information concerning aggregate cash compensation earned by our chief executive officer, our chief financial officers during 2007 and 2006, and each of our other most highly compensated executive officers who received in excess of $100,000 in salary and bonuses during fiscal year 2007 and 2006, who we will refer to as our named executive officers.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)		Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)	Total ($)
Kenneth S. Shifrin, Chairman and Chief Executive Officer	2007 2006	387,495 349,992		-- --	441,100 70,450	34,556 10,127	520,000 465,500		-- --	18,349 14,192	1,401,500 910,261
Marc J. Zimmermann, Vice-President-Finance and Chief Financial Officer (4)	2007 2006	175,000 --		-- --	86,800 --	24,558 --	115,500 --		-- --	13,655 --	415,513 --
William H. Hayes, Secretary and Treasurer (4)	2007 2006	159,995 150,000		-- --	69,440 37,610	11,866 5,656	175,000 114,000		-- --	11,834 7,692	428,135 314,958
Timothy L. LaFrey, President and Chief Operating Officer	2007 2006	265,625 --		-- --	122,496 --	140,382 --	460,000 --		-- --	801 --	989,304 --
Thomas R. Solimine, Controller	2007 2006	106,735 101,640		-- --	35,000 15,900	7,142 6,650	80,000 50,000		-- --	7,495 5,072	236,372 179,262
Maury L. Magids, Senior Vice President-Insurance	2007 2006	300,000 287,500		-- --	191,900 --	12,295 119,715	217,410 237,623		-- --	14,030 11,089	735,635 655,927
William A. Searles, Chairman of the Board of Investment Services	2007 2006	108,000 108,000	(5) (5)	-- --	35,000 39,718	21,775 6,095	317,398 125,837	(6) (6)	-- --	-- --	482,173 279,650

(1)

Awards of deferred stock under our Deferred Compensation Plan. (See section entitled "Non-Qualified Deferred Compensation for 2007" for a description of this Plan).

(2)

Reflect the dollar amount recognized for financial statement reporting purposes for the year ended December 31, 2007 and 2006, respectively in accordance with FAS 123 (R) of stock options granted pursuant to our equity incentive plans and thus include amounts from options granted in and prior to 2007. Assumptions used in the calculation of the amount for years ended December 31,2007 and 2006 are included in the footnotes to our audited financial statements for the year ended December 31, 2007 included in our Annual Report on Form 10-K filed with the SEC on March 13, 2008. In 2007, a total of 1,000 shares were forfeited in the stock option plan. Our historical forfeiture rate is 1%. Consequently, as the change would be immaterial, we did not modify our FAS 123R calculation of stock option expense for this presentation.

(3)

Consists of our matching contributions to our 401(k) plan and premiums paid for group life insurance in excess of $50,000 coverage with respect to such officer. For Mr. Shifrin, this amount also includes a car allowance of $4,200 ($350 per month) as well as club dues reimbursements of $2,867 for 2007. Mr. Zimmermann, Mr. LaFrey and Mr. Magids received club dues reimbursements in 2007 of $5,689, $479 and $6,040, respectively.

(4)

Mr. Hayes served as Chief Financial Officer through November 15, 2007 and was succeeded by Mr. Zimmermann on November 16, 2007.

(5)

Director fee of $9,000 per month for serving as chairman of Investment Services.

(6)

Incentive bonus based on Investment Services achieving specified levels of return on capital.

Grants of Plan-Based Awards

The following table provides information related to options granted to the named executive officers during 2007.  We do not have any outstanding stock appreciation rights.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Options Awards ($)
		Threshold ($)	Target Maximum ($)	Maximum ($)	Threshold (#)	Target Maximum (#)	Maximum (#)
									(1)		(2)
Kenneth S. Shifrin	3/23/07	--	--	--	--	--	--	--	20,000	17.36	90,400

Marc J. Zimmermann	3/23/07 12/6/07	--	--	--	--	--	--	--	10,000 10,000	17.36 19.43	45,200 30,300

William. H. Hayes	3/23/07 12/6/07	--	--	--	--	--	--	--	10,000 5,000	17.36 19.43	45,200 15,150

Timothy L. LaFrey	3/23/07 6/19/07 12/6/07	--	--	--	--	--	--	--	50,000 50,000 5,000	17.36 17.00 19.43	226,000 203,000 15,150

Thomas R. Solimine	12/6/07	--	--	--	--	--	--	--	4,000	19.43	12,120

Maury L. Magids	3/23/07	--	--	--	--	--	--	--	10,000	17.36	45,200

William A. Searles	3/23/07 12/6/07	--	--	--	--	--	--	--	12,000 10,000	17.36 19.43	54,240 30,300

(1)

These options were granted from our 2005 Stock Option Plan with the exercise price equal to the closing price on the date of grant.  Options granted to Mr. Shifrin, Mr. LaFrey, and Mr. Searles will vest on the anniversary of the date of grant over a two year period in approximately equal increments. Options granted to Mr. Hayes, Mr. Zimmermann, and Mr. Solimine will vest on the anniversary of the date of grant over a three year period in approximately equal increments.

(2)

The grant date fair value is calculated assuming a per share value of $4.52, $4.06 and $3.03 for options granted 3/23/2007, 6/19/2007 and 12/6/2007, respectively, arrived at by applying the Black-Scholes valuation method in accordance with FAS 123 (R), Accounting for Stock-Based Compensation.

Outstanding Equity Awards at December 31, 2007

The following table provides information regarding each unexercised stock option held by each of our named executive officers as of December 31, 2007.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number Of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Kenneth S. Shifrin	25,000(1) 10,000(2) 15,000(3) --	-- -- -- 20,000(4)	-- -- -- --	9.10 10.12 11.55 17.36	12/4/2008 12/6/2009 12/6/2010 3/23/2012	-- -- -- --	-- -- -- --	-- -- -- --	-- -- -- --

Marc J. Zimmermann	5,000(5) 5,000(2) 5,000(3) 3,000(6)	-- -- -- 7,000(6) 10,000(7) 10,000(8)	-- -- -- -- -- --	9.10 10.12 11.55 13.50 17.36 19.43	12/4/2008 12/6/2009 12/6/2010 3/22/2011 3/23/2012 12/6/2012	-- -- -- --	-- -- -- --	-- -- -- --	-- -- -- --

William. H. Hayes	14,000(9) 5,000(3) -- --	-- -- 10,000(7) 5,000(8)	-- -- -- --	9.10 11.55 17.36 19.43	12/4/2008 12/6/2010 3/23/2012 12/6/2012	-- -- --	-- -- --	-- -- --	-- -- --

Timothy L. LaFrey	-- -- --	50,000(4) 50,000(10) 5,000(11)	-- -- --	17.36 17.00 19.43	3/23/2012 6/19/2012 12/6/2012	-- -- --	-- -- --	-- -- --	-- -- --

Thomas R. Solimine	13,000(12) 5,000(2) 5,000(3) 1,500(13) --	-- -- -- 3,500(13) 4,000(14)	-- -- -- -- --	9.10 10.12 11.55 15.90 19.43	12/4/2008 12/6/2009 12/6/2010 11/29/2011 12/6/2012	-- -- -- --	-- -- -- --	-- -- -- --	-- -- -- --

Maury L. Magids	20,000(15) 5,000(2) 25,000(16) --	-- -- -- 10,000(7)	-- -- -- --	9.60 10.12 14.20 17.36	1/14/2009 12/6/2009 5/30/2011 3/23/2012	-- -- -- --	-- -- -- --	-- -- -- --	-- -- -- --

William S. Searles	-- --	12,000(4) 10,000(11)	-- --	17.36 19.43	3/23/2012 12/6/2012	-- --	-- --	-- --	-- --

The number of and the exercise price for each non-qualified option share (columns “b” and “e”, respectively) is determined by the compensation committee.  The exercise price of a qualified incentive stock option has to be at least 100% of the fair market value of such shares on the date of grant of the option. Under the 2005 Stock Option Plan, option grants are limited to a maximum of ten-year terms; however, the compensation committee has issued all currently outstanding grants with five-year terms. The compensation committee also determines vesting for each option grant and traditionally has had options vest in two approximately equal annual installments beginning one year from the date of grant for directors and three approximately equal annual installments beginning one year from the date of grant for non-director employees.

The stock awards columns g through j are blank as Company deferred stock awards vest immediately upon grant and thus there is no unvested balance as of December 31, 2007.

1

These options were granted on December 4, 2003.  The options vested 50% on the first and second anniversaries of the grant date.

2

These options were granted on December 7, 2004.  The options vested 100% on the grant date.

3

These options were granted on December 7, 2005.  The options vested 100% on the grant date.

4

These options were granted on March 23, 2007.  The options vest 50% on the first and second anniversaries of the grant date.

5

These options were granted on December 4, 2003.  The options vested 20%, 40% and 40% on the first, second and third anniversaries of the grant date.

6

These options were granted on March 22, 2006.  The options vest 30%, 30% and 40% on the first, second and third anniversaries of the grant date.

7

These options were granted on March 23, 2007.  The options vest 30%, 30% and 40% on the first, second and third anniversaries of the grant date.

8

These options were granted on December 6, 2007.  The options vest 30%, 30% and 40% on the first, second and third anniversaries of the grant date.

9

These options were granted on December 4, 2003.  The options vested 30%, 35% and 35% on the first, second and third anniversaries of the grant date.

10

These options were granted on June 19, 2007.  The options vest 50% on the first and second anniversaries of the grant date.

11

These options were granted on December 6, 2007.  The options vest 50% on the first and second anniversaries of the grant date.

12

These options were granted on December 4, 2003.  The options vested 33 1/3%, 33 1/3% and 33 1/3% on the first, second and third anniversaries of the grant date.

13

These options were granted on November 11, 2006.  The options vest 30%, 30% and 40% on the first, second and third anniversaries of the grant date.

14

These options were granted on December 6, 2007.  The options vest 25%, 37.5% and 37.5% on the first, second and third anniversaries of the grant date.

15

These options were granted on January 14, 2004.  The options vested 30%, 35% and 35% on the first, second and third anniversaries of the grant date.

16

These options were granted on May 30, 2006.  The options vested 100% on the grant date.

2007 Option Exercises

The following table provides information related to options exercised by the named executive officers during 2007 and the number and the aggregate dollar amount realized by the named executive officer upon exercise of the stock options.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting (#)
Kenneth S. Shifrin	25,000	408,000	--	--
Marc J. Zimmermann	--	--	--	--
William H. Hayes	7,000	106,000	--	--
Timothy L. LaFrey	--	--	--	--
Thomas R. Solimine	--	--	--	--
Maury L. Magids	15,000 25,000	197,000 368,000	-- --	-- --
William A. Searles	5,000 5,000 10,000	54,000 49,000 83,000	-- -- --	-- -- --

Nonqualified Deferred Compensation for 2007

The following table provides information on the non-qualified deferred compensation of the named executives in 2007. Key executives, including the named executives, may receive a portion of their incentive compensation in the form of deferred company common stock.  These executives, as well as members of the board of directors, may also receive deferred stock grants, with all deferred stock awards being determined by the compensation committee.

Awards to non-employee members of the board of directors are included in the director compensation table.

Name	Executive Contributions in 2007 ($)	Company Contributions in 2007 ($)	Aggregate Earnings in 2007 ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at 12/31/07 ($)
		(1)	(2)		(3)
Kenneth S. Shifrin	--	441,100	99,714	--	859,343
Marc J. Zimmermann	--	86,800	21,640	--	142,155
William H. Hayes	--	69,440	45,987	--	257,041
Timothy L. LaFrey	--	122,496	18,548	--	142,034
Thomas R. Solimine	--	35,000	17,288	--	101,012
Maury L. Magids	--	191,900	83,595	--	505,862
William A. Searles (4)	--	35,000	30,476	--	166,936

(1)

Reflects shares of the Company's common stock contributed by the Company to the account of the named executive in 2007. Shares are valued at market value at the date of grant. Shares are earned in the year of award and all amounts are included in the Summary Compensation Table.  Payout of the shares is subject to a schedule wherein shares become eligible for payout over five years, in equal annual amounts, following the grant (the “eligible shares”).  Upon reaching age 60, participants are then entitled to receive the eligible shares and the shares that become eligible each year thereafter.  In the event that a participant terminates employment or resigns and signs a non-competition agreement, all of the shares granted become eligible and will be paid out.  In the event that a terminating participant does not sign a non-competition agreement or if a participant is terminated for cause, the participant will receive only the eligible shares and shares not yet eligible will be forfeited and allocated pro rata to the remaining participants.  All shares granted are to be paid out in the event of the death or disability of the participant.

(2)

This represents the change in market value during 2007 of deferred shares held at the beginning of the year and shares awarded during the year.  It is based on a closing price of $20.05 and $16.00 at December 31, 2007 and 2006, respectively.  Shares were granted during 2007 at market prices from $17.36 to $19.43.  No earnings were above-market or preferential and, consequently, are not included on the Summary Compensation Table.

(3)

Aggregate balance is the cumulative shares awarded valued at the closing market price on December 31, 2007, $20.05.  Included in the aggregate balance are amounts reported in the Summary Compensation Table in prior years, as follows:  Mr. Shifrin, $243,344; Mr. Hayes, $98,453; Mr. Solimine, $27,450; Mr. Magids, $157,765; and Mr. Searles, $72,572.

(4)

Related to service as a director of Investment Services.

Employment Agreements

We offer severance compensation in the event we terminate the executive without cause or the executive terminates his or her employment for “good reason” following a change of control. A more detailed description of these provisions is set forth below. The compensation committee believes that employment agreements between the Company and our executive officers are an important component of attracting and retaining our executive talent. The Company competes in a highly competitive market in which companies offer similar benefits to senior employees.  We believe that in change of control situations, these employment agreements allow key executives to devote their energies to the completion of a transaction for the benefit of their shareholders with less concern for its impact on their employment status.

We have entered into employment agreements with Mr. Shifrin, Mr. Zimmermann, Mr. Hayes, Mr. LaFrey and Mr. Magids.  Each of these agreements provides for the payment of a base salary, eligibility for performance bonuses as determined by our board of directors, and such other benefits as are available to our other salaried employees.  Mr. Shifrin’s agreement provides for a monthly salary, currently $33,333, and terminates December 1, 2011. Mr. Zimmermann’s agreement provides for a monthly salary, currently $15,417, and terminates September 1, 2009. Mr. Hayes’ agreement provides for a monthly salary, currently $10,833, and terminates December 1, 2009.  Mr. LaFrey’s agreement provides for a monthly salary, currently $33,333, and terminates April 16, 2011. Mr. Magids’ agreement provides for a monthly salary, currently $25,000, and terminates May 1, 2009. Mr. Searles has a Consulting Agreement, which provides for a monthly fee of $11,000 and terminates August 1, 2008.  Our employment agreements contain confidentiality and non-solicitation provisions and are cancelable by us for cause, which includes conviction of a felony or involving moral turpitude; material violation of the agreement or Company policies; or failure to carry out the duties of the position.  If these agreements are terminated for cause, or upon death or permanent disability of the executive or “without cause” by the executive, then our agreements provide for the payment of the executive’s current base salary (excluding any bonuses or non-cash benefits) through the effective date of the termination and we have no further obligations to the executive under the terms of the agreement.

Each of the agreements entitles the executive  to receive lump-sum payments in the event the agreements are terminated by us without cause or by the executive for “good reason” following a “change in control” of us, as defined in the agreements  These payments are calculated for Mr. Shifrin and Mr. LaFrey, four times, and for Mr. Zimmermann, Mr. Hayes, Mr. Magids and Mr. Searles two times, their respective average annual cash compensation earned for the prior number of years used as the multiplier for each agreement, per above. The agreements of Mr. Shifrin and Mr. Hayes contain provisions requiring the Company to provide post-retirement healthcare benefits should they retire prior to the age of 65. Upon attaining eligibility for Medicare, such benefits may be provided through Medicare Part B coverage.

The following chart summarizes termination benefits under the agreements for each executive officer:

	Applicable Cash Compensation					# of times/ average comp.	Amount to be Paid (1) $
	2007 $	2006 $	2005 $	2004 $	Average
Kenneth S. Shifrin	907,495	815,492	851,660	758,000	833,162	4	3,332,647
Marc J. Zimmermann	290,500	252,771	--	--	271,636	2	543,271
William H. Hayes	334,995	264,000	--	--	299,498	2	598,995
Timothy L. LaFrey	725,625	--	--	--	725,625	4	2,902,500
Maury L. Magids	517,410	525,123	--	--	521,267	2	1,042,533
William A. Searles	425,398	233,837	--	--	329,618	2	659,235

(1)

These amounts would be paid in the following circumstances:

(a)

Employer terminates executive without cause.

(b)

Following a change in control if any of the following should occur:

(i)

Executive's base salary is diminished.

(ii)

Executive is required to move to a city other than Austin, Texas.

(iii)

The board of directors or its appointee unreasonably interferes with the executive's ability to fulfill his job responsibilities.

(iv)

Executive's responsibilities are materially narrowed or diminished.

The agreements of Mr. Shifrin, Mr. Hayes, Mr. LaFrey, and Mr. Searles provide that, following a change in control and upon six months written notice, they may resign and receive one-half of the amounts shown in the table.

Indemnity Agreements

We have entered into indemnity agreements with our directors and certain of our officers.  The agreements generally provide that, to the extent permitted by law, we must indemnify each such person for judgments, expenses, fines, penalties and amounts paid in settlement of claims that result from the fact that such person was our officer, director or employee.  In addition, our articles of incorporation and certain of our subsidiaries’ articles of incorporation provide for certain indemnifications and limitations on director liability.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information, as of December 31, 2007, concerning shares of common stock authorized for issuance under all of our equity compensation plans.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights.	Weighted-average exercise price of outstanding options, warrants and rights.	Number of securities remaining available for future issuance under equity compensation plans. Excluding securities reflected in column (a)
	(a)	(b)	(c)
Equity Compensation plans approved by security holders	946,000	$14.24 Note 1	22,000 Note 2

Equity compensation plans not approved by security holders	none	none	none

Total	946,000	$14.24	22,000

Note 1: Average price is for the 813,000 shares under the 2005 Stock Option Plan only, as the 132,000 shares in the Deferred Compensation Plan are outright grants. Deferred shares are reflected in the financial statements at the grant date.

Note 2: Shares remaining in the 2005 Stock Option Plan is 5,000; shares remaining in the Deferred Compensation Plan is 17,000.

CERTAIN INFORMATION REGARDING OUR BOARD OF DIRECTORS

Our board compensation consists of cash, common stock options and deferred common stock grants. During 2007, our non-employee directors received a fee of $2,500 for each in-person board meeting, $400 for teleconference board meetings and $400 for each committee meeting they attended. On December 5, 2007 the fees were changed to $3,500 for in-person meetings and $500 for teleconferences and committee meetings.  The chairpersons of the audit committee   and of the compensation committee each receive an annual stipend of $5,000 for serving in those capacities.  Mr. Shifrin and Mr. LaFrey do not receive separate compensation for their services as directors.  Directors are eligible to receive stock option grants under our 2005 Stock Option Plan.  In 2007, directors received option grants as follows:

Director	Number of Options Granted
Dr. Knight	32,000	(1)
Mr. Little	15,000
Mr. Majors	15,000
Dr. Peche	39,000	(1)
Ms. Williams	15,000
Mr. Searles	22,000	(2)
Mr. Shifrin	20,000
Mr. LaFrey	105,000	(3)

(1)

Dr. Knight received 22,000 options and Dr. Peche received 29,000 options in conjunction with the acquisition of API for future service based on years of experience and knowledge serving as APIE directors.

(2)

7,000 options related to service as chairman of Investment Services. All grants are  included in Summary Compensation Table.

(3)

Grants totaling 50,000 options were issued related to recruiting Mr. LaFrey as President and another 50,000 options were granted after we priced the secondary common stock offering. All grants are included in the Summary Compensation Table.

Directors are also eligible to receive grants of our common stock under our Deferred Compensation Plan. In 2007, directors received stock awards as follows:

Director	Number of Awards
Dr. Knight	1,000
Mr. Little	1,000
Mr. Majors	1,000
Dr. Peche	1,000
Ms. Williams	1,000
Mr. LaFrey	7,032	(1)
Mr. Searles	2,000	(2)
Mr. Shifrin	23,000	(3)

(1)

Received as director, 3,000; received as executive officer, 4,032. All shares included in Summary Compensation Table.

(2)

Received as director, 1,000; received as executive officer, 1,000. All shares included in Summary Compensation Table.

(3)

Received as director, 3,000; received as executive officer, 20,000. All shares included in Summary Compensation Table.

The following table provides information concerning aggregate compensation for 2007 for non-management members of our board of directors serving in 2007.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
		(1)	(2)			(3)
Norris C. Knight, Jr., M.D.	10,900	17,500	141,380	--	--	49,806	219,586
Lew. N. Little, Jr.	17,500	17,500	17,800	--	--	--	52,800
Jackie Majors	22,500	17,500	17,800	--	--	--	57,800
William J. Peche, M.D.	9,300	17,500	183,450	--	--	34,680	244,930
Cheryl Williams	23,300	17,500	17,800	--	--	--	58,600

(1)

Each of the five non-management board members received 1,000 shares in deferred common stock of the Company under our Deferred Compensation Plan. The grant date fair value of the deferred shares was $17.50, based on the closing price of our common stock on the grant date, August 13, 2007. The aggregate number of shares of deferred stock grants held at year-end was Dr. Knight, 1,000; Mr. Little, 3,026; Mr. Majors, 4,038; Dr. Peche, 1,000; and Ms. Williams, 4,038.

(2)

Reflects the dollar amount recognized for financial statement reporting purposes for the year ended December 31, 2007 in accordance with FAS 123 (R) of stock options granted pursuant to our equity incentive plans and thus includes amounts from options granted in and prior to 2007. Assumptions used in the calculation of the amount for years ended December 31, 2006 and 2007 are included in the footnotes to our audited financial statements for the year ended December 31, 2007 in our Annual Report on Form 10-K filed with the SEC on March 13, 2008. The aggregate number of stock options held at year-end was for Dr. Knight, 32,000; Mr. Little, 40,000; Mr. Majors, 45,000; Dr. Peche, 39,000; and Ms. Williams, 40,000.

(3)

Board fees and other compensation for serving on the board of API.

AUDIT COMMITTEE REPORT

The audit committee of the board of directors was comprised of four directors in 2007 and operates under a written charter adopted by the board.  The audit committee, among other things,

•

reviews with the independent auditors, internal auditors, and management the adequacy of the Company’s accounting and financial reporting controls;

•

reviews with the independent auditors, internal auditors, and management, significant accounting and reporting principles, practices and procedures applied in preparing the Company’s financial statements;

•

discusses with the independent auditors their judgment about the quality, not just the acceptability, of the Company’s accounting principles used in the Company’s financial reporting;

•

reviews the activities and independence of the independent auditors;

•

reviews and discusses the results of the audit and the audited financial statements with the independent auditors, internal auditors, and management;

•

appoints independent auditors; and

•

reviews and approves related party transactions

The audit committee is responsible for hiring, terminating and compensating the auditor and approving all related fees.  The audit committee, or a designated member thereof, pre-approves audit and non-audit services rendered by our independent auditors.  If pre-approval authority is delegated, the delegate must report back to the audit committee at the first audit committee meeting following any approval.

It is the responsibility of our executive management to prepare financial statements in accordance with accounting principles generally accepted in the United States of America and of our independent auditors to audit those financial statements.

In this context, the audit committee has reviewed and held discussions with management and the independent auditors regarding the Company’s 2007 financial statements.  Management represented to the audit committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the audit committee has reviewed and discussed the consolidated financial statements with management and the independent auditors.  The audit committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards).

In addition, the audit committee has discussed with the independent auditors the auditor’s independence from the Company and management and has received the written disclosure and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).  Further, the audit committee has considered whether the provision of non-audit services by the independent auditors is compatible with maintaining the auditor’s independence.

The audit committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of our internal controls, and the overall quality of our financial reporting.

Based on the reviews and discussions referred to above, the audit committee recommended to the board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, for filing with the SEC .  The audit committee considered the independent auditors’ provision of non-audit services in 2007 and determined that the provision of those services is compatible with and does not impair the auditors’ independence.

Audit Committee:

Cheryl Williams, Chairperson

Lew N. Little, Jr.

Jackie Majors

Norris C. Knight, Jr., M.D.

DESIGNATION OF AUDITORS

Upon the recommendation of our audit committee, our board of directors designated BDO Seidman, LLP, (“BDO Seidman”) independent registered public accounting firm, to audit our books and accounts for the year ended December 31, 2007.  The audit committee met in April 2008 to evaluate the performance of our independent auditors in 2007 and elected to retain BDO Seidman as our independent auditors for 2008. Representatives of BDO Seidman will be present at the meeting to respond to appropriate questions, and they will have the opportunity, if they desire, to make a statement.

Fees paid to our audit firm during 2007 and 2006 were comprised of the following:

	2007	2006
Audit Fees	$893,200	$266,000
Audit-related Fees	$13,700	$7,625
Tax Fees	$--	$--
All Other Fees	$--	$--
Total	$906,900	$273,625

Audit Fees. Audit fees relate to services rendered in connection with the audit of the annual financial statements included in our Form 10-K and the quarterly reviews of financial statements included in our Form 10-Q filings. In addition, fees incurred in the audit of our internal controls for compliance with the Sarbanes-Oxley Act of 2002 and with our secondary common stock offering are included in 2007 audit fees.  Fees associated with the acquisition of API are included in both 2007 and 2006 audit fees.

Audit-Related Fees. Audit-related services include fees for assurance and related services, such as consultations concerning financial accounting and reporting matters.

Tax Fees.  There were no tax fees in 2007 or 2006.

All Other Fees.  There were no other fees in 2007 or 2006.

All fees paid in 2007 to our independent auditors were pre-approved by the audit committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of April 18, 2008 regarding the amount and nature of the beneficial ownership of our common stock by (a) each person who is known by us to be the beneficial owner of more than five percent of the outstanding shares of our common stock, (b) each of our directors and nominees for director, (c) each of our named executive officers, and (d) all of our officers and directors as a group:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership See Notes (1)(2)	Percent of Class
Sunova Capital, LP (3) 780 3rd Ave., Suite 5 New York, NY 10017-2024	638,200	9.1%

Kenneth S. Shifrin 1301 Capital of Texas Highway, Suite C-300 Austin, Texas 78746	451,100	6.4%

Dalton, Greiner, Hartman, Maher & Co., LLC (4) 565 5th Avenue, Suite 2101 New York, NY 10017-2413	433,991	6.2%

Norris C. Knight, Jr. M.D 1301 Capital of Texas Highway, Suite C-300 Austin, Texas 78746	24,500	*

Timothy L. LaFrey 1301 Capital of Texas Highway, Suite C-300 Austin, Texas 78746	26,000	*

Lew N. Little, Jr. 1301 Capital of Texas Highway, Suite C-300 Austin, Texas 78746	31,500	*

Jackie Majors 1301 Capital of Texas Highway, Suite C-300 Austin, Texas 78746	39,400	*

William J. Peche, M.D 1301 Capital of Texas Highway, Suite C-300 Austin, Texas 78746	31,500	*

William A. Searles 1301 Capital of Texas Highway, Suite C-300 Austin, Texas 78746	6,000	*

Cheryl Williams 1301 Capital of Texas Highway, Suite C-300 Austin, Texas 78746	27,728	*

W. H. Hayes 1301 Capital of Texas Highway, Suite C-300 Austin, Texas 78746	64,330	*

Maury L. Magids 1301 Capital of Texas Highway, Suite C-300 Austin, Texas 78746	102,182	1.4%

Thomas R. Solimine 1301 Capital of Texas Highway, Suite C-300 Austin, Texas 78746	20,036	*

Marc J. Zimmermann 1301 Capital of Texas Highway, Suite C-300 Austin, Texas 78746	22,952	*

All officers and directors as a group (11 persons) (5)	906,971	12.3%

* Represents less than 1% of the outstanding shares of common stock at April 18, 2008.

(1)

Except as otherwise indicated, and subject to community property laws where applicable, each individual has sole voting and investment power with respect to all shares owned by such individual.

(2)

The number of shares of our common stock beneficially owned by our officers and directors includes the following number of shares subject to options that are presently exercisable or exercisable within 60 days after April 18, 2008:  Mr. Shifrin, 60,000; Dr. Knight, 24,500; Mr. LaFrey, 25,000; Mr. Little, 30,000; Mr. Majors, 28,000; Dr. Peche, 31,500; Mr. Searles, 6,000; Ms. Williams, 25,000; Mr. Hayes, 22,000; Mr. Magids, 53,000; Mr. Solimine, 11,500; and Mr. Zimmermann, 19,000. The number of shares beneficially owned by all of our directors and officers as a group, including the above-named directors, includes 393,500 shares subject to options that are presently exercisable or exercisable within 60 days after April 18, 2008.

(3)

Based on an amendment to Schedule 13G filed by Sunova Capital, LP with the SEC on February 14, 2008, Sunova Capital, LP, together with other entities affiliated with Sunova Capital, LP, has shared voting and investment power over 638,200 shares of our common stock as of December 31, 2007.

(4)

Based on a Schedule 13G filed by Dalton, Greiner, Hartman, Maher & Co. on February 8, 2008, Dalton, Greiner, Hartman, Maher & Co., has sole voting and investment power over 433,991 shares of our common stock as of February 6, 2008.

(5)

Includes the president and chairman of the board, if any, of each of our consolidated subsidiaries.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and officers, and persons who own more than 10% of a registered class of our equity securities, to file initial reports of ownership and reports of changes in ownership with the SEC, and the NASDAQ Market.  Such persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on review of the copies of such forms received by us with respect to 2007, or written representations from certain reporting persons, we believe that all filing requirements applicable to our directors and officers and persons who own more than 10% of a registered class of our equity securities have been complied with.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On an annual basis, we require each officer and director to complete a questionnaire that solicits information in regards to various matters, including but not limited to, other directorships; beneficial reporting compliance; involvement in certain legal proceedings; injunctions or limitations as to engaging in certain activities and information regarding any related party transactions such as: any family relationships to any director, executive officer or nominee of the Company; any ownership interest in any subsidiaries of the Company; any direct or immediate family member material interest in any actual or proposed material transaction to which the Company was or is to be a party; and other certain business relationships and transactions with clients that create or appear to create a conflict of interest. This questionnaire is completed in conjunction with our filing of our annual proxy statement.  In addition, our directors, officers and employees are required to comply with our Code of Business Conduct and Ethics (our “Code”) which requires that they perform their duties and exercise judgment on behalf of the Company without influence or impairment, or the appearance of impairment, due to any activity, interest or relationship that arises outside of the Company.  Furthermore, Company directors, officers and employees have a duty to avoid all relationships that are or might be conflicts of interest or otherwise comprise the integrity of our business. Our Code requires that any time a director, officer or employee believes a conflict of interest could exist, he/she should immediately report the situation to their supervisor or a listed compliance officer. A copy of our Code is posted on our web site at http://www.amph.com.    The contents of this web site are not incorporated by reference and the web site address provided in this proxy statement is intended to be an inactive textual reference only.

Our Code serves as our policy with respect to transactions with related persons. Any related person transactions are subject to limitations on conflicts of interest contained in our Code and are generally discouraged by us. To the extent any such transactions are proposed, they are subject to the approval by the audit committee in accordance with the audit committee’s charter.

Described below are transactions that we have entered into with parties that are related to us. We believe each of the transactions described below was on terms no less favorable to us than we could have obtained from unrelated parties.

Advisory Services Agreement

On April 1, 2007, in connection with our acquisition of API, we entered into an Advisory Services Agreement with API Advisory, LLC (“API Advisor”), an entity formed by the nine persons who were on the API board of directors immediately prior to the acquisition. API Advisor is entirely owned by those nine persons. The Advisory Services Agreement allows us to retain physician involvement in our insurance business. Under the terms of the Advisory Services Agreement, API Advisor provides API with advisory and consulting services. Its relationship with API is that of an independent contractor.

API Advisor provides up to nine persons to serve on an advisory board of directors of API, which meets concurrently with the API board of directors. The advisory board provides advice and counsel to the API board on matters coming before the API board, but advisory board members do not have the right to vote on matters brought before the API board. Since April 1, 2007 and as  of April 18, 2008, the members of the advisory services board were Norris C. Knight, Jr., M.D., Freddie L. Contreras, M.D., Thomas Eades, M.D., Michael L. Green, Jr., M.D., Lawrence S. Pierce, M.D., Richard S. Shoberg, M.D., William J. Peche, M.D., Gregory M. Jackson, M.D. and Duane K. Boyd, Jr. We may elect one or more directors of the advisory board to the API board of directors. In 2007, Norris C. Knight, Jr., M.D, Lawrence S. Pierce, M.D., Richard S. Shoberg, M.D. and William J. Peche, M.D. served on the API board of directors. Also, upon the closing of our acquisition of API, Norris K. Knight, Jr. M.D. and William J. Peche, M.D. were added to our board of directors. Members of the advisory board also participate on certain committees formed by the API board of directors. In addition, Dr. Jackson serves as the medical director of API and was paid $158,602 by us for these services in 2007.

API compensates the members of the advisory board and the committees directly based on meeting attendance. Under the terms of the Advisory Services Agreement, initial compensation for the advisory directors is $2,500 for each board meeting attended in person and $250 per hour, if attended by telephone, respectively with the same rates applicable to each committee of the board. Any change in compensation under the Advisory Agreement requires approval from the Texas Department of Insurance.  Since the date of acquisition of API on April 1, 2007, total fees paid to the members of the advisory board were $266,647 for 2007.  Fees paid during 2007 to Dr. Knight and Dr. Peche for serving as directors of API, in addition to serving as directors of the Company, were $49,806 and $34,680, respectively, and these fees are included in other compensation in the Director Compensation Table.

Investment Services

During 2007, in addition to his serving as a director of the Company, William A. Searles also served as a director and chairman of the board of APS Investment Services, Inc, one of our wholly-owned subsidiaries.  For these additional services, Mr. Searles was paid monthly director fees of $9,000, plus an incentive bonus based on APS Investment Services, Inc. achieving certain levels of return on capital. A detailed discussion of Mr. Searles' performance targets can be found in the compensation discussion and analysis section of this proxy statement.  His total incentive compensation was $317,400 in 2007.

PROPOSAL II -- APPROVAL TO AMEND THE 2005 INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN (THE “2005 STOCK OPTION PLAN”)

We issued an unusually large number of options in 2007 as a result of the acquisition of API and option grants to nine persons who were board members of API at the closing; the recruitment of a new president; the expansion of our board of directors from five to eight directors; and to reward our management team for a year of unprecedented success.  As a consequence, the 2005 Stock Option Plan shares were depleted at a faster-than-usual rate and almost no shares remain to be issued.   We continue to believe equity compensation aligns the interests of our management team and employees with the interests of our shareholders. Furthermore, our significantly larger shareholder base, resulting from the acquisition of API and the secondary offering in 2007, reduces the potentially dilutive impact of the additional option shares, compared to our previous capital structure. As of April 18, 2008, we only had 5,000 shares remaining available for future grants. Accordingly, without replenishing our available option pool we will effectively be precluded from utilizing equity-based compensation any longer. Therefore, we strongly believe a replenishment of our available option pool is in the best interest of our shareholders and our board of directors has approved amending the 2005 Stock Option Plan to increase the authorized shares from 650,000 to 1,250,000 and has directed that the amendment be submitted for shareholder consideration and approval.

The Board recommends a vote FOR approval of an amendment

to the 2005 Stock Option Plan.

The following is a brief summary of the 2005 Stock Option Plan incorporating the proposed changes. The 2005 Stock Option Plan is attached as Appendix A to this Proxy Statement and reference is made to such Appendix for a complete statement of the provisions of the 2005 Stock Option Plan.

The 2005 Stock Option Plan provides for the granting of options to purchase up to 1,250,000 shares of our common stock; provided that the maximum number of shares of common stock with respect to which options may be granted to any individual during any calendar year is 150,000. If any option expires or terminates prior to its exercise in full, the shares of our common stock allocable to the unexercised portion of such option may again be available for options under the 2005 Stock Option Plan. The plan will be administered by an administrative body, referred to as the Administrative Body, designated by our board of directors. The board may designate itself as the Administrative Body or appoint two or more “nonemployee” and “outside” directors, within the meaning of the federal securities laws and the Internal Revenue Code of 1986, as amended, or the Internal Revenue Code, to serve as the Administrative Body. The board has designated the compensation committee to serve as the Administrative Body. Participants under the 2005 Stock Option Plan are selected by the Administrative Body upon the recommendation of our management. All directors, employees and advisors to the Company are eligible for selection to participate in the 2005 Stock Plan. The Administrative Body determines the number of shares underlying options granted to any individual under the plan, and options vest and become exercisable in the manner and within the periods specified by the Administrative Body in its discretion. The number and kind of shares subject to the 2005 Stock Option Plan can be appropriately adjusted in the event of any change in our capital structure (such as a stock split, reverse stock split, stock dividend, combination or reclassification of our common stock).

The 2005 Stock Option Plan enables us to grant either “incentive stock options”, as defined in Section 422 of the Internal Revenue Code, or options that are not intended to be “incentive stock options”. Options may be granted only to our employees, directors and advisors. As of December 31, 2007, we had 102 employees on a full time basis and eight directors eligible to receive option grants. No options may be granted under the 2005 Stock Option Plan later than April 6, 2015. Any options granted under the 2005 Stock Option Plan must have an exercise period of no more than ten years.

The exercise price per share for each option may not be less than the fair market value on the date of grant, as “fair market value” is defined in the 2005 Stock Option Plan as the closing price per share of the common stock on the stock exchange to which it trades On April 18, 2008, the reported last sales price of our common stock on the NASDAQ Capital Market was $21.95 per share. The plan provides that payment of the exercise price may be made in cash, by delivery of already owned shares of our common stock, valued at its fair market value on the exercise date, or through such cashless exercise procedures that are deemed acceptable by the Administrative Body. Proceeds received from the optioned shares will be used for general corporate purposes. To the extent that the aggregate fair market value (determined as of the time such option is granted) of the common stock for which any employee may have incentive stock options vest in any calendar year exceeds $100,000, such excess incentive stock options will be treated as non-qualified options.

No options are assignable or transferable by the optionee except by will or by the laws of descent and distribution or by Administrative Body approved transfer to a “family member” as defined in the 2005 Stock Option Plan, and each option is exercisable during the lifetime of an optionee only by the optionee or the optionee’s guardian or legal representative.

Upon a “Change in Control” (as defined in the 2005 Stock Option Plan), dissolution or liquidation, corporate separation or division, or sale of substantially all assets, the Administrative Body  may provide for (1) the continuation of the then outstanding options (if we are the surviving corporation), (2) the assumption of the 2005 Stock Option Plan and the then outstanding options by the surviving entity or its parent, (3) the substitution by the surviving entity or its parent of options with substantially similar terms as the then outstanding options, (4) the cancellation of outstanding options for a cash payment equal to the in-the-money value thereof or (5) the cancellation of outstanding options without payment of consideration. If vested options would be cancelled without payment, the option holder would have the right to exercise such options before such cancellation. In connection with the alternatives described above, the Administrative Body may in its discretion accelerate unvested options.

Our board of directors, subject to certain exceptions, may suspend, terminate or amend the 2005 Stock Option Plan at its discretion.

Since inception of the 2005 Stock Option Plan, the following awards have been made under the 2005 Stock Option Plan through April 18, 2008: Mr. Shifrin, 35,000 shares; Mr. Zimmermann, 35,000 shares; Mr. Magids, 35,000 shares; Mr. Hayes, 20,000 shares; Mr. LaFrey, 105,000 shares; Mr. Solimine, 14,000 shares; Mr. Searles, 32,000 shares; all executive officers as a group, 301,000 shares; all directors, who are not executive officers, as a group, 161,000 shares; all advisory directors, 114,000; and all employees, including current officers who are not executive officers, as a group, 69,000 shares. There are 5,000 unissued shares remaining in the 2005 Stock Option Plan as of April 18, 2008. No determination has been made with respect to future recipients of options under the 2005 Stock Option Plan and it is not possible to specify the names or positions of the persons to whom options may be granted, or the number of shares, within the limitations of the 2005 Stock Option Plan, to be covered by such options.

Under currently applicable provisions of the Internal Revenue Code, an optionee will not be deemed to receive any income for federal income tax purposes upon the grant of any option under the 2005 Stock Option Plan, nor will we be entitled to a tax deduction at that time. Upon the exercise of a non qualified incentive stock option, the optionee will be deemed to have received ordinary income in an amount equal to the difference between the exercise price and the market price of the shares on the exercise date. We will be allowed an income tax deduction equal to the excess of market value of the shares on the date of exercise over the cost of such shares to the optionee. No income will be recognized by the optionee at the time of exercise of an incentive stock option. If the stock is held at least one year following the exercise date and at least two years from the date of grant of the option, the optionee will realize a capital gain or loss upon sale, measured as the difference between the exercise price and the sale price. If both of these holding period requirements are not satisfied, ordinary income tax treatment will apply to the amount of gain at sale or exercise, whichever is less. If the actual gain exceeds the amount of ordinary income, the excess will be considered short-term or long-term capital gain depending on how long the shares are actually held. No income tax deduction will be allowed by us with respect to shares purchased by an optionee upon the exercise of an incentive stock option, provided such shares are held for the required periods as described above.

Under the Internal Revenue Code, an option will generally be disqualified from receiving incentive stock option treatment if it is exercised more than three months following termination of employment. However, if the optionee is disabled, such statutory treatment is available for one year following termination. If the optionee dies while employed by us or within three months thereafter, the statutory time limit is waived altogether. In no event do these statutory provisions extend the rights to exercise an option beyond those provided by its terms.

PROPOSAL III -- APPROVAL TO AMEND THE AMERICAN PHYSICIANS SERVICE

GROUP, INC. AFFILIATED GROUP DEFERRED COMPENSATION PLAN

The Deferred Compensation Plan was originally established in 2004 with 150,000 shares of our common stock.  We believe that it has been a very successful way to reward our management team and other key employees that have contributed to our success since then, while doing so with minimum share dilution and impact on cash flow.  With grants to recognize our unprecedented success in 2007 and the addition of new directors and officers resulting from the merger, substantially all of the shares have been issued from the Deferred Compensation Plan. It is for these reasons that we believe continuing to utilize deferred share grants is in the best interests of our shareholders.  Accordingly, our board of directors has approved amending the Deferred Compensation Plan to increase the common shares authorized from 150,000 to 250,000 and has directed that the amendment be submitted for shareholder consideration and approval.

The Board recommends a vote FOR approval to amend the American Physicians

Service Group, Inc. Affiliated Group Deferred Compensation Plan.

The following is a brief summary of the Deferred Compensation Plan incorporating the proposed changes.  The Deferred Compensation Plan is attached as Appendix B to this Proxy Statement and reference is made to such Appendix for a complete statement of the provisions of the Deferred Compensation Plan.

The Deferred Compensation Plan provides for the granting of up to 250,000 shares of our common stock to directors and key employees (the “Participants”). As of April 18, 2008, there were thirteen Participants that have received grants under the Deferred Compensation Plan. The Deferred Compensation Plan is administered by our compensation committee.  The committee determines the number of shares to be awarded. Distribution of the shares will be controlled by the terms of the Deferred Plan.

The Deferred Compensation Plan is intended to be an unfunded, unsecured promise to pay the Participant the shares, subject to the terms and conditions of the Deferred Compensation Plan.  At such time as shares are to be distributed to Participants, our board of directors will determine whether to fund the shares through open market purchases or from authorized but unissued shares.

Shares are earned in the year of award.  Payout of the shares is subject to a schedule whereby shares become eligible for payout over five years, in equal annual amounts, following the grant (the “eligible shares”).  Upon reaching age 60, Participants are entitled to receive the eligible shares and the shares that become eligible each year thereafter.

In the event that a Participant terminates employment or resigns and signs a non-competition agreement, all of the shares granted become eligible and will be paid out.  In the event that a terminating participant does not sign a non-competition agreement or if a Participant is terminated for cause (as defined in the Deferred Compensation Plan), the Participant will receive only the eligible shares and shares not yet eligible will be forfeited and allocated pro rata to the other Participants.

All shares granted, whether or not eligible, are to be paid out in the event of the death or disability of the Participant.

Under currently applicable provisions of the Internal Revenue Code of 1986, as amended, a participant will not be deemed to have received any income for federal tax purposed upon the grant of deferred shares under the Deferred Compensation Plan, nor will we be entitled to a tax deduction at that time.  Upon becoming entitled to receive the deferred shares the participant will be deemed to have received ordinary income, taxable as compensation, in an amount equal to the fair value of the shares on the date he or she is entitled to receive them.  We will be allowed an income tax deduction in a like amount at that time.

The compensation committee has made stock grants under the Deferred Plan to the individuals and in the amounts set forth in the table titled “Nonqualified Deferred Compensation for 2007” with respect to our named executive officers and as described under “Certain Information Regarding our Board of Directors” with respect to our directors.

SHAREHOLDER PROPOSALS

Any of our shareholders meeting certain minimum stock ownership and holding period requirements may present a proposal to be included in our proxy statement for action at the annual meeting of shareholders to be held in 2009 pursuant to Rule 14a-8 of the Exchange Act.  Such shareholder must deliver such proposal to our principal executive offices no later than January 12, 2009, unless we notify the shareholders otherwise.  Only those proposals that are appropriate for shareholder action and otherwise meet the requirements of Rule 14a-8 of the Exchange Act may be included in our proxy statement.

A shareholder who otherwise intends to present business, other than for the nomination of a person for election to our board of directors, at our 2009 annual meeting of shareholders must comply with the requirements set forth in our bylaws, which require, among other things, that to bring business before our 2009 annual meeting, a shareholder must give written notice that complies with our bylaws to our Secretary at our principal executive offices.  A shareholder’s notice shall be timely if received by our Secretary no earlier then January 11, 2009 and no later than February 13, 2009, unless we notify our shareholders otherwise.

A shareholder who intends to nominate a person for election to our board of directors at the 2009 annual meeting must give written notice that complies with our bylaws to our Secretary at our principal executive offices no earlier then January 11, 2009 and no later than February 13, 2009, unless we notify our shareholders otherwise.

As a result, a notice of a shareholder proposal for the 2009 annual meeting, submitted other than pursuant to Rule 14a-8, will be untimely if not received by us within the time deadlines required by our bylaws as described above.  As to any such proposals, the proxies named in management’s proxy for that meeting will be entitled to exercise their discretionary authority on that proposal unless we receive notice of the matter to be proposed within the time deadlines required by our bylaws as described above.  Even if proper notice is received on a timely basis, the proxies named in management’s proxy for that meeting may nevertheless exercise their discretionary authority with respect to such matter by advising shareholders of such proposal and how they intend to exercise their discretion to vote on such matter to the extent permitted under Rule 14a-4(c)(2) of the Exchange Act.

OTHER MATTERS

Our board of directors does not intend to bring any other matters before the meeting and does not know of any matters which will be brought before the meeting by others.  However, if any other matters properly come before the meeting, the persons named in the accompanying proxy will vote the proxies in accordance with their judgment on such matters.

By Order of our board of directors

/s/ W. H. HAYES

W. H. HAYES

Secretary

APPENDIX A

AMENDED AND RESTATED 2005 INCENTIVE

AND

NON-QUALIFIED STOCK OPTION PLAN

OF

AMERICAN PHYSICIANS SERVICE GROUP, INC.

A Texas Corporation

I.   Purpose of Plan

The purpose of this 2005 Incentive and Non-Qualified Stock Option Plan (this “Plan”) is to strengthen American Physicians Service Group, Inc. a Texas corporation (the “Corporation”), and its subsidiaries, by providing stock options as a means to attract, retain and motivate corporate personnel.

II.   Administration

This Plan shall be administered by an administrative body (the “Committee”) designated by the Board of Directors of the Corporation (the “Board”).  The Board may designate itself as the Committee or appoint two or more “Non-Employee Directors” to a committee which shall serve as the Committee.  For purposes of this Plan, “Non-Employee Director” will mean a director who meets the definition of “non-employee director” under Rule 16b-3 under the Securities Exchange Act of 1934 (as amended, the “1934 Act”), and who qualifies as an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and to the extent applicable, meets the requirements for an independent director, pursuant to the rules of any securities exchange on which the stock is listed, or if the stock is not listed, the rules of the National Association of Securities Dealers, Inc. (“NASD”), if applicable.  The Committee shall have the sole authority to select the persons entitled to receive Options (as defined below) from among those eligible hereunder (the “Optionees”) and to establish the number of shares that may be issued under each Option to such persons; provided, however, that, notwithstanding any provision in this Plan to the contrary, the maximum number of shares of common stock, $.10 par value per share of the Corporation (the “Common Stock”), that may be subject to Options granted under the Plan to an individual Optionee during any calendar year may not exceed 150,000 (subject to adjustment in the same manner as provided in Article VIII hereof to prevent dilution.)  The limitation set forth in the preceding sentence shall be applied in a manner which will permit compensation generated under the Plan to constitute “performance-based” compensation for purposes of Section 162(m) of the Code, including, without limitation, counting against such maximum number of shares, to the extent required under Section 162(m) of the Code and applicable interpretive authority thereunder, any shares subject to Options that are canceled or repriced.

All determinations, interpretations and constructions made by the Committee in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.  Members of the Committee and any officer or employee of the Corporation acting at the direction of, or on behalf of, the Committee will not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and will, to the extent permitted by law, be fully indemnified by the Corporation with respect to any such action or determination.

III.   Grant of Options

The Corporation is authorized to grant incentive stock options (“Incentive Stock Options”) as defined in section 422 of the Code and options that are not intended to be Incentive Stock Options (hereafter “Non-Qualified Stock Options” and, together with Incentive Stock Options, the “Options”).  Any Option granted under this Plan shall be granted within 10 years from the date this Plan is adopted, or the date this Plan is approved by the shareholders pursuant to Article X, whichever is earlier.  No Option granted under this Plan shall be exercisable by its terms after the expiration of 10 years from the grant of the Option.  Options may be granted only to individuals (a) who are employees (including officers and directors who are also employees) of the Corporation or any parent or subsidiary corporation (as defined in section 424 of the Code) of the Corporation, (b) who are non-employee directors of the Corporation at the time the Option is granted and who may be granted Options hereunder in compliance with Rule 16b-3, or (c) consultants and advisors of the Corporation or any parent or subsidiary corporation of the Corporation who render bona fide services to the Corporation or any parent or subsidiary corporation of the Corporation; provided that such services must not be in connection with the offer or sale of securities in a capital-raising transaction.  Options may be granted to the same individual on more than one occasion.

Incentive Stock Options may not be granted to persons who own stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Corporation, or of its parent or subsidiary, if any, within the meaning of section 422(b)(6) of the Code, unless (i) at the time such Option is granted the option exercise price is at least 110% of the fair market value of the Common Stock subject to such Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the date of the grant.

To the extent that the aggregate fair market value of Common Stock (as determined in good faith by the Committee at the time the Incentive Stock Option is granted), with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year (under all incentive stock option plans of the Corporation and any parent or subsidiary corporation) exceeds $100,000, such excess Incentive Stock Options shall be treated as Non-Qualified Stock Options.  The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of an Optionee’s Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the Optionee of such determination as soon as practicable after such determination.

IV.   Stock Subject to Plan

The aggregate number of shares of Common Stock that may be issued pursuant to Options granted under this Plan shall not exceed 650,000 shares of Common Stock (subject to adjustment as provided in Article VIII).  Such shares may consist of authorized but unissued shares of Common Stock or previously issued shares of Common stock reacquired by the Corporation.  Any of such shares which remain unissued and which are not subject to outstanding Options at the termination of this Plan shall cease to be subject to this Plan, but, until termination of this Plan, the Corporation shall at all times make available a sufficient number of shares to meet the requirements of this Plan.  Should any Option hereunder expire or terminate prior to its exercise in full, the shares of Common Stock theretofore subject to such Option may again be subject to an Option granted under this Plan to the extent permitted under Rule 16b-3.  The aggregate number of shares which may be issued under this Plan shall be subject to adjustment as provided in Article VIII hereof.  Exercise of an Option in any manner pursuant to the terms of this Plan and the related Option Agreement shall result in a decrease in the number of shares of Common Stock which may thereafter be available, for purposes of the Plan, by the number of shares as to which the Option is exercised.  Separate stock certificates shall be issued by the Corporation for those shares acquired pursuant to the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of any Non-Qualified Stock Options.

V.   Option Agreements

Each Option shall be evidenced by a written agreement between the Corporation and the Optionee (“Option Agreement”) which shall contain such terms and conditions as the Committee deems necessary, including, without limitation, terms and conditions relating to the termination of Options.  The terms and conditions of the respective Option Agreements need not be identical.

VI.   Option Price; Payment of Option Price

The purchase price for a share of Common Stock subject to an Incentive Stock Option granted pursuant to this Plan shall not be less than the fair market value of the Common Stock subject to such Incentive Stock Option on the date such Option is granted.  The purchase price for a share of the Common Stock subject to a Non-Qualifying Stock Option granted pursuant to this Plan shall be not less than 100% of the fair market value of the Common Stock subject to such Non-Qualifying Stock Option on the date such Option is granted.

For all purposes under the Plan, the fair market value of a share of Common Stock on a particular date shall be equal to the closing price per share of the Common Stock (i) reported by the National Market System of NASDAQ on that date or (ii) if the Common Stock is listed on a national stock exchange, reported on the stock exchange composite tape on that date.  If the Common Stock is traded over the counter at the time a determination of its fair market value is required to be made hereunder, its fair market value shall be deemed to be equal to the average between the reported high and low or closing bid and ask prices of the Common Stock on the most recent date on which the Common Stock was publicly traded.  In the event the Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made in good faith by the Committee in such manner as it deems appropriate.

Notwithstanding the foregoing, an Incentive Stock Option or a Non-Qualifying Stock Option may be granted with an exercise price less than 100% of fair market value if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

The exercise price of an Option shall be paid in one of the following forms (or any combination thereof):  (a) cash or (b) the transfer to the Company of already-owned shares of Common Stock; provided, however, that the Committee may determine that the exercise price be paid only in cash.  In addition, Options may be exercised through such “cashless exercise” procedures that are, from time to time, deemed acceptable by the Committee and not in violation of applicable law.  Any shares of Common Stock transferred to the Company as payment of the exercise price (including shares of Common Stock underlying the Option to be exercised and being used to pay the exercise price therefor pursuant to a cashless exercise) shall be valued at their fair market value on the trading day preceding the date of exercise of such Option.

VII.   Options Nontransferable

Incentive Stock Options and all rights granted thereunder shall not be transferable other than by will or the laws of descent and distribution.  Non-Qualified Stock Options and all rights granted thereunder shall not be transferable other than by will or the laws of descent and distribution, or upon the express prior written consent of the Committee in each instance so long as such transfer is to a “family member” as defined under General Instruction A(1)(a)(5) to the Registration Statement on Form S-8.  All Incentive Stock Options shall be exercisable during the Optionee’s lifetime, only by the Optionee or the Optionee’s guardian or legal representative.

VIII.   Recapitalization or Reorganization

In the event of a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, an appropriate and proportionate adjustment shall be made to the maximum number of shares of Common Stock available for issuance pursuant to Options granted pursuant to this Plan, as set forth in Article IV hereof, and the maximum number of shares of Common Stock subject to Options granted to a person during any calendar year, as set forth in Article II hereof.  A corresponding  change shall be made to the number and kind of shares, and the exercise price per share, of unexercised Options.

IX.   Change in Control and Other Corporate Transactions

In the event of a Change in Control, dissolution or liquidation of the Corporation, or any corporate separation or division, including, but not limited to, a split-up, a split-off or a spin-off, or a sale of substantially all of the assets of the Corporation (collectively, a “Corporate Transaction”), then the Corporation, to the extent permitted by applicable law, but otherwise in the sole discretion of the Committee, may provide for: (i) the continuation of outstanding Options by the Corporation (if the Corporation is the surviving entity); (ii) the assumption of the Plan and such outstanding Options by the surviving entity or its parent; (iii) the substitution by the surviving entity or its parent of Options with substantially the same terms (including Options to acquire the same consideration paid to the shareholders in the transaction described in this Article IX) for such outstanding Options and, if appropriate, subject to the equitable adjustment provisions of Article VIII hereof; (iv) the cancellation of such outstanding Options in consideration for a payment equal in value to the difference between the fair market value and the exercise price for all shares of Common Stock subject to exercise (i.e., to the extent vested) under any outstanding Option; or (v) the cancellation of such outstanding Options without payment of any consideration.  Any such payment may be paid in cash or such other consideration payable to the holders of outstanding shares of Common Stock of the Corporation in connection with such Corporate Transaction.  If vested Options would be canceled without consideration, the Option holder shall have the right, exercisable during the later of the ten-day period ending on the fifth day prior to such Corporate Transaction or ten days after the Committee provides the grant holder a notice of cancellation, to exercise such Options in whole or in part without regard to any installment exercise provisions in the Option Agreement.  In addition, the Committee, in its discretion, may provide for acceleration of unvested Options in connection with any of the alternatives described above.

A “Change in Control” shall mean the occurrence of any of the following:

(a)

The “acquisition” by any “Person” (as the term person is used for purposes of Section 13(d) or 14(d) of the 1934 Act) of “Beneficial Ownership” (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of any securities of the Corporation which generally entitles the holder thereof to vote for the election of directors of the Corporation (the “Voting Securities”) which, when added to the Voting Securities then “Beneficially Owned” by such Person, would result in such Person either “Beneficially Owning” fifty percent (50%) or more of the combined voting power of the Corporation’s then outstanding Voting Securities or having the ability to elect fifty percent (50%) or more of the Corporation’s directors; or

(b)

The consummation of a merger, consolidation or reorganization involving the Corporation (a “Business Combination”), unless the stockholders of the Corporation, immediately before the Business Combination, own, directly or indirectly immediately following the Business Combination, at least fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from the Business Combination in substantially the same proportion as their ownership of the Voting Securities immediately before the Business Combination; or

(c)

The consummation of a merger or consolidation involving the Corporation where the Corporation is not the surviving entity; or

(d)

Any change in the identity of directors constituting a majority of the Board within a twenty-four month period unless the change was approved by a majority of the Incumbent Directors, where “Incumbent Director” means a member of the Board at the beginning of the period in question, including any director who was not a member of the Board at the beginning of such period but was elected or nominated to the Board by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors.

X.   Effective Date of Plan

This Plan shall be effective on approval by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Corporation present or represented and entitled to vote thereon at a duly held shareholder meeting or by unanimous written consent of the shareholders of the Corporation in the manner required by Rule 16b-3.

XI.   Amendment or Termination of Plan

The Board in its discretion may terminate this Plan at any time with respect to any shares of Common Stock for which Options have not theretofore been granted.  The Board shall have the right to alter or amend this Plan or any part hereof from time to time; provided, that no change in any Option heretofore granted may be made which would impair the rights of the Optionee without the consent of such Optionee; and provided, further, that (i) the Board may not make any alteration or amendment which would decrease any authority granted to the Committee hereunder in contravention of Rule 16b-3 and (ii) the Board may not make any alteration or amendment which would materially increase the benefits accruing to participants under the Plan, increase the aggregate number of shares which may be issued pursuant to the provisions of the Plan, change the class of individuals eligible to receive Options under the Plan or extend the term of the Plan, without the approval of the shareholders of the Corporation. This amended and restated Plan incorporates all amendments through June 6, 2006.

XII.   Compliance with Section 16

With respect to persons subject to Section 16 of the 1934 Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act.  To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

XIII.   Governing Law

This Plan shall be governed by the laws of the State of Texas.

AMERICAN PHYSICIANS SERVICE GROUP, INC.

By:

/s/ W. H. Hayes

W. H. Hayes

Secretary and Treasurer

APPENDIX B

AMERICAN PHYSICIANS SERVICE GROUP, INC. AFFILIATED GROUP

DEFERRED COMPENSATION MASTER PLAN, AS AMENDED

This American Physicians Service Group, Inc. Affiliated Group Deferred Compensation Master Plan (this “Plan”) was originally adopted on December 7, 2004, and was amended in certain respects effective June 6, 2006.

RECITALS

A.

This Plan was originally entered into by APSG, APS Financial and FMI Partners which companies have executed this Plan to evidence their agreement and consent to the amendments made hereto as evidenced within the terms of this Plan.

B.

This Plan shall be for the benefit of such employees or directors (each a “Participant”) as may be selected by any member (each an “Employer”) of Affiliated Group who participate in the Plan.

C.

By participating in the Plan, each Participant and each Employer, as part of Participant’s compensation, has agreed that Participant may receive certain additional compensation under the terms and conditions of this Plan.

D.

Each Participant and each Employer intend for this Plan to be an unfunded, unsecured promise to pay to Participant the Shares (as defined in this Plan) subject to the terms and conditions of this Plan.

E.

Each Participant and each Employer intend for this to be a mandatory deferral of compensation; the payment of benefits under this Plan will be deferred in accordance with this Plan. No Participant will have any election to change the deferral of benefits under this Plan.

ARTICLE I

DEFINITIONS

Capitalized words and phrases not otherwise defined in this Plan and used in this Plan have the following meanings:

1.1

Affiliated Group shall mean the following companies or entities:  American Physicians Service Group, Inc. (“APSG”), a Texas corporation, APS Financial Corporation (“APS Financial”), a Texas corporation, FMI Partners, Ltd. (“FMI Partners”), a Texas limited partnership and any other current or future direct or indirect subsidiary of APSG.

1.2

“Disability” shall mean “disability” as defined in the Internal Revenue Code of 1986, as amended, (the “Code”) Section 409A(a)(1)(C) or, if use of the definition in the then current disability policy of Employer does not violate Code Section 409A, the definition of “disability” in the then current long term disability policy then in effect for employees of Employer as such policy may change from time to time.

1.3

“Participant’s Account” shall mean the book entry account established on behalf of Participant in accordance with Section 2.1 hereof.

1.4

“Participant’s Account Balance” shall mean the cumulative sum of the book entries made on behalf of Participant in accordance with Section 2.1 hereof.

1.5

“Termination for Cause” shall mean any one of the following:

(a)

If the Participant has an employment contract with the Employer, any Termination for Cause under that employment contract shall be a termination for cause under this Plan;

(b)

Participant is convicted of an offense constituting a felony or involving moral turpitude; or

(c)

Participant in a material and substantial way (i) violates any written policy of Employer or (ii) fails to follow reasonable instructions from Participant’s supervisor or to use good faith efforts to carry out Participant’s employment duties and fails to cure the foregoing within fifteen (15) days of notice by such Participant’s supervisor of such failure.

1.6

“Committee” shall mean an administrative body designated by the Board of Directors of APSG (the “Board”). The Board may designate itself as the Committee or appoint two or more “Non-Employee Directors” to a committee which shall serve as the Committee.

1.7

“Specified Employee” is the same as a “key employee” as defined in the Internal Revenue Code, Section 416(i).

ARTICLE II

GRANT OF DEFERRED COMPENSATION

2.1

New Participants; Credit to Participant’s Account

Employer shall admit new Participants into the Plan no later than the last day of the calendar year in the year preceding the first year in which the Participant is to be a Participant in the Plan or as permitted by Code section 409A. For each year in which this Plan is in effect, the Employer may credit to the Participant’s Account a number of shares of APSG stock as determined by the Committee (the “Annual Credit”) (the cumulative sum of all Annual Credits for Participant collectively referred to as the “Shares”), as a book entry only and Participant shall become entitled to receive the Shares in accordance with Article IV hereto. Each year’s Annual Credit shall include any shares of APSG which were allocated to Participant as a result of forfeiture by another participant under this Plan.

2.2

Shares Unfunded, Unsecured

Participant understands and acknowledges that the credit of Shares in paragraph 2.1 is an unfunded and unsecured promise to distribute the Shares in accordance with Article IV hereto. Upon the grant of deferred compensation to a Participant’s Account, the Participant shall have no right to the Shares, shall not be considered a stockholder with respect to the Shares, shall not be entitled to any dividends or entitled to vote the Shares unless and until the Shares are distributed in accordance with the pay-out described in Article IV hereof. No Participant shall have any right to change the deferral of his receipt of benefits under the terms and conditions of this Plan.

2.3

Maximum Number of Shares

The maximum number of Shares that may be credited to all Participants under the terms of this Plan is one hundred fifty thousand (150,000). Any credit of any Share which would cause the total number of Shares credited under this Plan to exceed one hundred fifty thousand (150,000) shall be void and have no legal effect.

2.4

New Employers

In addition to the signatories hereto, any Employer who hereafter has Participants participating in the Plan need not execute a counterpart of this Agreement so long as they are a direct or indirect subsidiary of APSG.

ARTICLE III

SCHEDULE OF DEFERRED COMPENSATION

3.1

 Schedule

The Shares are earned in the year of award and will be subject to the following schedule:  Each year’s Annual Credit shall be subject to a separate schedule as follows: On the first day of the year following the year in which each Annual Credit is credited to the Participant’s Account and on the first day of each of the next four (4) years, twenty percent (20%) of that year’s Annual Credit shall be eligible for the application of Article IV hereof (the “Eligible Shares”); the Participant shall only become entitled to receive the Shares as set forth in Article IV hereof.

3.2

Acceleration

Upon the occurrence of any of the following, one hundred percent (100%) of the Shares shall become eligible for the application of Article IV hereof:  (i) upon the death of the Participant, (ii) upon the Disability of the Participant, or (iii) upon the termination or resignation of the Participant from the Employer’s employment provided that the following conditions are satisfied: (a) if terminated, such termination was not a Termination for Cause and (b) Participant executed a non-competition agreement reasonably satisfactory to Employer.

3.3

Age 60

Upon the Participant’s attaining the age of sixty (60) years and provided that the Participant has been a Participant in this Plan for at least five (5) years, the Participant shall become entitled to receive the Eligible Shares as defined in Section 3.1, and each year thereafter, Participant shall be entitled to receive that year’s Eligible Shares.

3.4

Forfeiture of Shares

Upon the occurrence of the following, Participant shall forfeit shares not yet eligible for the application of Article IV hereof pursuant to Sections 3.1, 3.2, or 3.3 if Participant (i) is terminated and such termination is Termination for Cause, or (ii) resigns for any reason or is terminated, but such termination is not a Termination for Cause, and Participant does not execute a non-competition agreement reasonably satisfactory to Employer.

3.5

Reallocation of Forfeited Shares

Any forfeited Shares shall be allocated pro-rata to other Participants in this Plan based upon the percentage that each Participant’s account balance bears to the sum of all Participants’ account balances at the time of the forfeiture. Allocations of forfeitures will be reviewed and approved by the Committee.

ARTICLE IV

PAY-OUT OF DEFERRED COMPENSATION

4.1

Pay-Out of Participant’s Entire Account Balance in Lump Sum

Each Participant’s Account Balance, represented by the Shares, shall be paid to such Participant in full upon the occurrence of the following:  (i) the death of the Participant, (ii) the Disability of the Participant, or (iii) the termination or resignation of the Participant from the Employer’s employment provided that the following conditions are satisfied: (a) if terminated, such termination was not a Termination for Cause and (b) Participant executed a non-competition agreement reasonably satisfactory to Employer. In order to meet the requirements of pay-out under this Article IV, on the date Participant becomes entitled to the pay-out of Participant’s deferred compensation, Employer shall cause the Shares to be issued into the name of the Participant, it being expressly understood that the form of payment for the deferred compensation under this Plan are shares of stock of APSG.

4.2

Pay-Out at Age 60

Participant shall be paid the Eligible Shares under the terms and conditions as described in Section 3.3 hereof upon Participant attaining the age of sixty (60) years provided Participant meets the requirements set forth in Section 3.3 herein.

4.3

Pay-Out of the Eligible Portion of Participant’s Account Balance in Lump Sum

The eligible portion of each Participant’s Account Balance shall be paid to such Participant in the event that (i) Participant is terminated and such termination is Termination for Cause, or (ii) if Participant resigns for any reason or is terminated but such termination is not a Termination for Cause and Participant does not execute a non-competition agreement reasonably satisfactory to Employer.

4.4

Limitation on Pay-Out for Specified Employees

Notwithstanding any other provision of this Plan, in the case of any Participant who is a “Specified Employee” as defined in Code section 409A(a)(2)(B), such Participant shall not be entitled to receive any pay-outs under this Article IV until six (6) months following such Participant’s termination of employment, whether or not for cause.

4.5

No Joint Liability

No member of the Affiliated Group shall be liable for the payment of the Shares to any Participant who is not an employee of that company or entity.

ARTICLE V

DESIGNATION OF BENEFICIARY

In the event of the death of the Participant, the Participant’s Account Balance shall be payable to the Participant’s spouse, if any. Otherwise, the Participant’s Account Balance shall be payable to the Participant’s estate.

ARTICLE VI

WITHHOLDING OF TAXES

Employer shall take, and Participant shall cooperate with, appropriate measures to assure compliance with state and federal withholding requirements to cover all taxes required to be paid by applicable law.

ARTICLE VII

MISCELLANEOUS

7.1

Inurement

The terms and conditions of this Plan shall inure to the benefit of and be binding upon the respective successors and assigns of the Employers and the Participants.

7.2

Governing Law

This Plan shall be governed by and construed under the laws of the State of Texas applicable to agreements made and fully performable therein.

7.3

Modification; Waiver

This Plan may be amended or modified without the consent of any Participant.

7.4

Headings

Section and other headings contained in this Plan are for reference purposes only and are not intended to describe, interpret, define or limit the scope, extent or intent of this Plan or any provision hereof.

IN WITNESS WHEREOF, this Plan is adopted, as amended, to be effective as of June 6, 2006. The Employers listed below are executing this Plan to evidence their consent and approval to all changes made since its initial adoption.

American Physicians Service Group, Inc.

By:	/s/ W. H. Hayes

Printed Name:	W. H. Hayes

Title:	Sr. Vice President

APS Financial Corporation

By:	/s/ George S. Conwill

Printed Name:	George S. Conwill

Title:	President

FMI Partners, Ltd.

As an authorized officer of its General Partner

By:	/s/ Maury L. Magids

Printed Name:	Maury L. Magids

Title:	President

Your vote is important. Thank you for voting.
1301 S. CAPITAL OF TEXAS HWY. SUITE C-300 AUSTIN, TX 78746

To vote by Internet

1)   Read the Proxy Statement and have the proxy card below at hand.

2)   Go to website www.proxyvote.com

3)   Follow the instructions provided on the website.

4)   You have until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date to vote.

To vote by Telephone

1)   Read the Proxy Statement and have the proxy card below at hand.

2)   Call 1-800-690-6903

3)   Follow the instructions.

4)   You have until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date to vote.

To vote by Mail

1)   Read the Proxy Statement.

2)   Check the appropriate boxes on the proxy card below.

3)   Sign and date the proxy card.

4)   Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS” APSGP1 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AMERICAN PHYSICIANS SERVICE GROUP, INC.	For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
	All	All	Except
The Board of Directors recommends that you vote FOR the following proposals:
	☐	☐	☐

VOTE ON DIRECTORS:

1. Election of Directors:

Nominees:
01) Norris C. Knight, Jr., M.D.	05) William J. Peche, M.D.
02) Timothy L. LaFrey	06) William A. Searles
03) Lew N. Little, Jr.	07) Kenneth S. Shifrin
04) Jackie Majors	08) Cheryl Williams

Vote on Proposals					For	Against	Abstain

2. To approve an amendment to the 2005 Incentive and Non-qualified Stock Option Plan as described in the Company's proxy statement.					☐	☐	☐

3. To approve an amendment to the American Physicians Service Group, Inc. Affiliated Group Deferred Compensation Master Plan as described in the Company's proxy statement.					☐	☐	☐

4. To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

The accompanying proxy statement contains information regarding, and a more complete description of, the items of business to be considered at the meeting.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO SPECIFICATION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS LISTED ON THIS PROXY AND, IN THE DISCRETION OF THE PROXIES, ON ANY OTHER BUSINESS.

(NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name, by authorized officer. If a partnership, please sign in partnership name by authorized person.)

Signature (PLEASE SIGN WITHIN BOX)	Date		Signature (Joint Owners)	Date

ANNUAL MEETING OF SHAREHOLDERS OF

AMERICAN PHYSICIANS SERVICE GROUP, INC.

June 12, 2008

Please date, sign and mail

your proxy card in the

envelope  provided  as  soon

as  possible.

˜ Please detach along perforated line and mail in the envelope provided. ˜

PROXY

AMERICAN PHYSICIANS SERVICE GROUP, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 12, 2008

The undersigned hereby (a) acknowledges receipt of the Notice of Annual Meeting of Shareholders of American Physicians Service Group, Inc. (the “Company”) to be held on June 12, 2008 and the Proxy Statement in connection therewith, each dated May 2, 2008 (b) appoints Kenneth S. Shifrin and William H. Hayes, or either of them, as Proxies, each with the power to appoint a substitute, (c) authorizes the Proxies to represent and vote, as designated on the reverse, all the shares of Common and Preferred Stock of American Physicians Service  Group,  Inc.  held  of  record  by  the  undersigned  on  April  18,  2008  at  such  annual  meeting  of Shareholders and at any adjournment(s) thereof and (d) revokes any proxies heretofore given.

(Continued and to be signed on reverse side.)